                                  Exhibit 99.1

           Common Stock Purchase Agreement, dated as of May 31, 1996, by and between Provident Companies, Inc. and Zurich Insurance Company

- --------------------------------------------------------------------------------


                                  COMMON STOCK

                               PURCHASE AGREEMENT


                                    between


                           PROVIDENT COMPANIES, INC.


                                      and


                            ZURICH INSURANCE COMPANY



                            Dated as of May 31, 1996



- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS



                                                                                      Page
                                                                                      ----
       SECTION 1.  THE SHARES .......................................................   2

           Section 1.1.    Issuance, Sale and Purchase of the Shares.................   2
           Section 1.2.    Closing ..................................................   2
           Section 1.3.    Further Action............................................   2
           Section 1.4.    Anti-Dilution Provisions  ................................   2

       SECTION 2.  REPRESENTATIONS AND WARRANTIES ...................................   3

           Section 2.1.    Representations and Warranties of the
                             Company ................................................   3
           Section 2.1.1.  Organization, Good Standing and
                            Qualification ...........................................   3
           Section 2.1.2.  Authorization, Enforceability ............................   4
           Section 2.1.3.  No Conflict ..............................................   4
           Section 2.1.4.  Capitalization ...........................................   5
           Section 2.1.5.  Valid Issuance of Securities .............................   5
           Section 2.1.6.  Litigation ...............................................   6
           Section 2.1.7.  Consents .................................................   6
           Section 2.1.8.  Compliance with Law and Other Instruments ................   7
           Section 2.1.9.  SEC Documents; Financial Statements ......................   7
           Section 2.1.10. Absence of Certain Changes or Events .....................   9
           Section 2.1.11. No Regulatory Disqualifications ..........................   9
           Section 2.1.12. Registration Rights.......................................   9
           Section 2.1.13. Acquisition Agreements....................................   9
           Section 2.1.14. Rating Agency ............................................   9
           Section 2.1.15. Brokers...................................................  10
           Section 2.1.16. Environmental Protection .................................  10
           Section 2.1.17. Delaware Law .............................................  11
           Section 2.1.18. Incorporation of Representations and
                             Warranties from the Merger Agreement ...................  11
           Section 2.2.    Representations, Warranties and Covenants
                             of the Purchaser .......................................  11
           Section 2.2.1.  Organization .............................................  12
           Section 2.2.2.  Authorization ............................................  12
           Section 2.2.3.  Purchase for Investment...................................  12
           Section 2.2.4.  Restricted Securities.....................................  12
           Section 2.2.5.  No Regulatory Disqualifications ..........................  13
           Section 2.2.6.  Purchaser Information ....................................  13
           Section 2.2.7.  Consents .................................................  13
           Section 2.2.8.  Brokers ..................................................  14

       SECTION 3.  CERTAIN AGREEMENTS OF THE PARTIES ................................  14

           Section 3.1.    Conduct of Business of the Company........................  14
           Section 3.2.    Covenants of the Purchaser  ..............................  16



                                     (i)




           Section 3.3.    Proxy Statement; Stockholder Approval ....................  16
           Section 3.4.    Approvals, Etc. ..........................................  17
           Section 3.5.    Exclusivity  .............................................  17
           Section 3.6.    Publicity ................................................  17
           Section 3.7.    Modification of Other Agreements .........................  17
           Section 3.8.    Exchange Listing .........................................  18
           Section 3.9.    Investigation and Confidentiality ........................  18
           Section 3.10.   State Takeover Laws; Charter Provisions ..................  18
           Section 3.11.   Use of Proceeds ..........................................  18
           Section 3.12.   Marketing Agreement ......................................  19
           Section 3.13.   Restrictive Agreements Prohibited ........................  19

       SECTION 4.  CLOSING CONDITIONS ...............................................  19

           Section 4.1.    Conditions to Obligation of Purchaser.....................  19
           Section 4.1.1.  Representations and Warranties Complete and
                             Correct ................................................  19
           Section 4.1.2.  Compliance with this Agreement ...........................  19
           Section 4.1.3.  Officers' Certificate ....................................  19
           Section 4.1.4.  Consents; Etc ............................................  20
           Section 4.1.5.  Supporting Documents .....................................  20
           Section 4.1.6.  HSR Act ..................................................  20
           Section 4.1.7.  Merger Closing ...........................................  20
           Section 4.1.8.  Other Agreements .........................................  20
           Section 4.1.9.  Material Adverse Change ..................................  20
           Section 4.1.10. Illegality, Etc. .........................................  21
           Section 4.1.11. Stockholder Approval .....................................  21
           Section 4.1.12. Exchange Listing .........................................  21
           Section 4.1.13. Financing of Cash Payments in Merger .....................  21
           Section 4.1.14. Maclellan Family Agreement ...............................  21
           Section 4.1.15. Legal Opinions............................................  21
           Section 4.2.    Conditions to the Obligations of the Company..............  21
           Section 4.2.1.  Compliance with the Agreement ............................  21
           Section 4.2.2.  Purchaser's Representations and Warranties
                             Complete and Correct ...................................  22
           Section 4.2.3.  Officer's Certificate ....................................  22
           Section 4.2.4.  Consents; Etc ............................................  22
           Section 4.2.5.  HSR Act ..................................................  22
           Section 4.2.6.  Merger Closing ...........................................  22
           Section 4.2.7.  Illegality, Etc. .........................................  22
           Section 4.2.8.  Stockholder Approval .....................................  22
           Section 4.2.9.  Exchange Listing .........................................  22
           Section 4.2.10. Financing of Cash Payments in Merger......................  23
           Section 4.2.11. Legal Opinions ...........................................  23

         SECTION 5.  TERMINATION ....................................................  23

           Section 5.1.    Termination ..............................................  23
           Section 5.2.    Effect of Termination ....................................  24



                                     (ii)

           Section 5.3.    Termination Fee ..........................................  24

         SECTION 6.  MISCELLANEOUS ..................................................  24

           Section 6.1.    Expenses and Indemnification .............................  24
           Section 6.2.    Survival of Agreements ...................................  26
           Section 6.3.    Parties in Interest ......................................  26
           Section 6.4.    Notices ..................................................  26
           Section 6.5.    Governing Law ............................................  27
           Section 6.6.    Entire Agreement .........................................  27
           Section 6.7.    Counterparts .............................................  27
           Section 6.8.    Amendments ...............................................  27
           Section 6.9.    Severability  ............................................  27
           Section 6.10.   Titles and Subtitles .....................................  28
           Section 6.11.   Further Assurances  ......................................  28



Exhibit 1                            Terms for Marketing Agreement
Exhibit 2                            Certificate of Incorporation
Exhibit 3                            By-laws
Exhibit 4                            Family Stockholders Agreement
Exhibit 5                            Form of Opinion of Company Counsel
Exhibit 6                            Form of Opinion of Purchaser's
                                       Counsel

                                     (iii)

     COMMON STOCK PURCHASE AGREEMENT dated as of May 31, 1996 between Provident Companies, Inc., a Delaware corporation (the "Company"), and Zurich Insurance Company, a Swiss corporation ("Zurich" and, solely for purposes of the provisions of this Agreement relating to the rights of the Purchaser hereunder, together with such affiliates of Zurich as Zurich may designate in accordance with Section 1.1 hereof, collectively the "Purchaser").

                                  RECITALS:

     WHEREAS, the Company wishes to issue and sell to the Purchaser an aggregate of 9,523,810 shares (the "Shares") of the authorized but unissued common stock, par value $1.00 per share (the "Common Stock"), of the Company; and

     WHEREAS, the Purchaser wishes to purchase the Shares on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the purchase and sale of the Shares is intended to be consummated in connection with, and contingent upon, the acquisition by the Company of all the outstanding common stock of The Paul Revere Corporation ("Revere") through a merger transaction (the "Merger"), all pursuant to an Agreement and Plan of Merger, dated as of April 29, 1996, between the Company, Patriot Acquisition Corporation and Revere (as the same may be amended or supplemented in accordance with the terms of this Agreement, the "Merger Agreement"); and

     WHEREAS, in connection with the execution and delivery of this Agreement, the Company and the Purchaser are entering into (i) a Registration Rights Agreement of even date herewith (as the same may be amended or supplemented from time to time, the "Registration Agreement") providing for certain rights in favor of the Purchaser with respect to the registration of the Shares under the federal securities laws and (ii) a Relationship Agreement of even date herewith (as the same may be amended or supplemented from time to time, the "Relationship Agreement") providing for certain agreements with respect to Shares acquired hereunder; and

     WHEREAS, on or prior to the Closing Date (as defined in Section 1.2) the Company and the Purchaser will enter into a Marketing Agreement (as the same may be amended or supplemented from time to time, the "Marketing Agreement") relating to a proposed strategic relationship between the Purchaser and its affiliates and the Company, which agreement shall include the terms set forth on Exhibit 1 (the Marketing Agreement, the Registration Agreement and the Relationship Agreement are referred to herein collectively as the "Ancillary Agreements").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                            SECTION 1.  THE SHARES

     Section 1.1 Issuance, Sale and Purchase of the Shares. In reliance upon the representations and warranties made herein and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to issue and sell to the Purchaser (and/or such affiliates (as defined in the Relationship Agreement) of the Purchaser as it may designate in writing to the Company prior to the Closing (as defined below)), and the Purchaser agrees to purchase (or to cause such affiliates to purchase) from the Company 9,523,810 Shares, for a purchase price of $31.50 per Share, or an aggregate purchase price equal to $300,000,000.

     Section 1.2 Closing. The closing shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, Boston, Massachusetts, on the date the Merger becomes effective in accordance with the terms and conditions of the Merger Agreement, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date"). At the Closing, the Company shall issue and deliver to the Purchaser (or its affiliates), a stock certificate or certificates in definitive form, registered in the name of the Purchaser (or such affiliates), representing the Shares being purchased at the Closing. As payment in full for the Shares being purchased under this Agreement, and against delivery of the stock certificate or certificates therefor on the Closing Date, the Purchaser shall (or shall cause its affiliates to) wire transfer in accordance with the Company's instructions funds in the amount of $300,000,000.

     Section 1.3 Further Action. During the period from the date hereof to the Closing Date, each of the Company and the Purchaser shall use all reasonable efforts to take all action necessary or appropriate to satisfy the closing conditions contained in Section 4 hereof and to cause its respective representations and warranties contained in Section 2 to be complete and correct in all material respects as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

     Section 1.4 Anti-Dilution Provisions. In the event the Company changes the number of shares of Common Stock issued and outstanding prior to the Closing as a result of a stock split, stock dividend, or similar recapitalization with respect to such stock and the record date therefor (in the case of a stock dividend) or the effective date thereof (in the case of a stock split or similar recapitalization for which a record date is not established) shall be prior to the Closing, the number of

Shares to be purchased and the purchase price per Share shall be proportionately adjusted, without any corresponding adjustment to the aggregate purchase price for the Shares.


                    SECTION 2.  REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

     Section 2.1.1 Organization, Good Standing and Qualification. (a) Each of the Company and each of its subsidiaries (the "Company Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite power and authority under such laws to own or lease and operate its properties and to carry on its business as now conducted. Each of the Company and each of the Company Subsidiaries is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires it to so qualify or be licensed, except where the failure to so qualify or be licensed or be in good standing would not (i) have a material adverse effect on the results of operations, assets, liabilities or financial condition of the Company and the Subsidiaries considered as a single enterprise or (ii) impair in any material respect the ability of the Company to perform any of its obligations or agreements hereunder or under the Ancillary Agreements or consummate the transactions contemplated hereby or thereby (collectively, a "Material Adverse Effect"). Subject to the requisite approvals of the Company's stockholders as described in Section 2.1.2, the Company has the corporate power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements, and to issue, sell and deliver the Shares.

     (b) The Company conducts its insurance operations through Provident Life and Accident Insurance Company, Provident National Assurance Company and Provident Life and Casualty Insurance Company (collectively, the "Company Insurance Subsidiaries"). Except as disclosed in Schedule 2.1.1, each of the Company Insurance Subsidiaries is (i) duly licensed or authorized as an insurance company in its jurisdiction of incorporation, (ii) duly licensed or authorized as an insurance company in each other jurisdiction where it is required to be so licensed or authorized, and (iii) duly authorized in its jurisdiction of incorporation and each other applicable jurisdiction to write each line of business reported as being written in the Company SAP Statements (as hereinafter defined), except, in any such case, where the failure to be so licensed or authorized is not reasonably likely to result in a Material Adverse Effect.

      (c) Except for the Company Subsidiaries (including Revere after consummation of the Merger) and as set forth in the 1995 SAP Statements or in
Schedule 2.1.1, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity that directly or indirectly conducts any activity which is material to the Company.

     Section 2.1.2. Authorization, Enforceability. Except for the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Stockholders' Meeting (as defined in Section 3.3) (provided that the votes cast by such holders constitute a majority of the votes entitled to be cast by holders of the outstanding shares of Common Stock) to authorize the issuance of the Shares hereunder and the shares of Common Stock to be issued under the Merger Agreement and except for the affirmative vote of the holders of sixty-six and two thirds percent of the shares of Common Stock outstanding with respect to the Charter Amendment (as defined in Section 5.3 of the Merger Agreement), all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Ancillary Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance, sale and delivery of the Shares has been taken. This Agreement, the Registration Agreement and the Relationship Agreement have been (and the Marketing Agreement, when executed and delivered, will be) duly authorized, executed and delivered by the Company and constitute (and, in the case of the Marketing Agreement, when executed and delivered, will constitute) the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

     Section 2.1.3. No Conflict. The execution and delivery by the Company of this Agreement and the Ancillary Agreements, the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery of the Shares, will not violate any provision of (i) the Amended and Restated Certificate of Incorporation, as amended or supplemented (the "Certificate of Incorporation"), or By-laws, as amended (the "By-laws"), of the Company, or
(ii) any law or any order of any court or other agency of government, or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any indenture, agreement or other instrument by which the Company or any of its properties or assets is bound, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever known to the Company upon any of the properties or assets of the Company, except for violations, conflicts, breaches or defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. True and correct copies of the Certificate of Incorporation and By-laws, as in effect on the date hereof, are attached hereto as Exhibits 2 and 3, respectively.

     Section 2.1.4. Capitalization. (a) The authorized capital stock of the Company consists of (i) 25,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock"), which may be issued in series; and (ii) 65,000,000 shares of Common Stock. As of the Closing Date, assuming the Charter Amendment is approved by the Company's stockholders, the authorized number of shares of Common Stock will be increased to at least 75,000,000 shares.

     (b) As of April 29, 1996, there were issued and outstanding (i) 45,465,135 shares of Common Stock, (ii) 1,041,667 shares of 8.10% Cumulative Preferred Stock, evidenced by depositary receipts for 6,250,002 depositary shares each representing a one-sixth interest in one share of the 8.10% Cumulative Preferred Stock, and (iii) options to purchase 1,837,145 shares of Common Stock under the Company's Stock Option Plan of 1994, as amended (the "1994 Plan") out of a total of 3,500,000 options authorized to be issued under the 1994 Plan.
As of the Closing Date (and after giving effect to the Merger and the transactions contemplated by this Agreement), there will be outstanding 67,540,281 shares of Common Stock (not including shares of Common Stock issued pursuant to the exercise of options granted under the 1994 Plan and assuming 12,492,617 shares of Common Stock are issued to stockholders of Revere by virtue of the Merger).

     (c) Except as set forth in Schedule 2.1.4 or as provided in this Agreement and the Merger Agreement, there are not outstanding any options, warrants, rights (including conversion, exchange or preemptive rights) or agreements or commitments, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

     (d) Except as set forth in Schedule 2.1.4, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend (other than cumulative dividends on the 8.10% Cumulative Preferred Stock in accordance with the terms thereof) or make any other distribution in respect thereof.

     Section 2.1.5. Valid Issuance of Securities. (a) The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly authorized, validly issued, fully paid and nonassessable.

     (b) The outstanding shares of Common Stock and 8.10% Cumulative Preferred Stock are, and the shares of Common Stock issuable pursuant to the Merger Agreement will be when issued, duly authorized, validly issued, fully paid and nonassessable.

     (c) The issuance, sale and delivery of the Shares is not subject to any preemptive right of stockholders of the Company arising under law or the Certificate of Incorporation or By-laws or to any contractual right of first refusal or other right in favor of any person.

     Section 2.1.6 Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company or any of the Company Subsidiaries that questions the validity of this Agreement or any of the Ancillary Agreements or the right of the Company to enter into, or to consummate, the transactions contemplated hereby or thereby, or that is reasonably likely, either individually or in the aggregate, to have a Material Adverse Effect, nor does the Company have knowledge that there is any basis for any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that specifically names the Company, any of the Company Subsidiaries and as to which either compliance or noncompliance is reasonably likely to have a Material Adverse Effect. Except as set forth on Schedule 2.1.6, there is no action, suit, proceeding or investigation by the Company or any of the Company Subsidiaries currently pending or which the Company or any Company Subsidiary intends to initiate that is material to the operations of the Company and the Company Subsidiaries considered as a whole.

     Section 2.1.7. Consents. Assuming the accuracy of the representations and warranties of the Purchaser set forth in this Agreement, except as set forth on
Schedule 2.1.7, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, agency or body or any other person on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, except for (i) required blue sky filings, if any, which will be effected in accordance with such laws, (ii) filings required under the Securities Act of 1933 (the "Securities Act") in connection with the Registration Agreement, (iii) the filing of a Pre-Merger Notification Form and related documents under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (iv) the filing of appropriate documents with, and the approval of, the Superintendent of Insurance of the State of New York and the Commissioners of Insurance of the Commonwealth of Massachusetts, the States of Delaware and Tennessee and any other state or jurisdiction in which the Company or any of the Company
Insurance Subsidiaries is domiciled or does business (the "Insurance Regulators") for the issuance of the Shares to the Purchaser, (v) such consents, approvals, notices or waivers as may be required under the law of Canada or any of the provinces thereof; (vi) the approval of the NYSE (as defined in Section 3.8) for the listing of the Shares on the NYSE, subject to official notice of issuance; and (vii) such consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings which if not obtained or made, as the case may be, are not reasonably likely to have a Material Adverse Effect.

     Section 2.1.8. Compliance with Law and Other Instruments. The Company and the Company Subsidiaries are not in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to any of them or by which any of their property or assets is bound or affected, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any of them is a party or by which the Company or any of the Company Subsidiaries or any of their property or assets is bound or affected, except for any such conflicts, defaults or violations that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

     Section 2.1.9. SEC Documents; Financial Statements. Except as set forth in Schedule 2.1.9:

     (a) There are no agreements, understandings or proposed transactions between the Company or any of the Subsidiaries and any of their respective officers, directors or affiliates, or any affiliate thereof, of a type that would be required to be disclosed on Form 10-K for the year ending on December 31, 1995 other than the agreements, understandings or proposed transactions disclosed in the SEC Documents (as hereinafter defined).

     (b) The Company has timely filed all reports required to be filed by it with the SEC since January 1, 1994 pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder. The Company has provided the Purchaser with copies of (i) the Company's annual reports on Form 10-K for the years ended December 31, 1994 and 1995, (ii) the Proxy Statement filed by the Company with the SEC on April 1, 1996 with respect to the Annual Meeting of Stockholders of the Company held on May 1, 1996 and
(iii) the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1996 (collectively, together with any other reports or filings made by the Company since January 1, 1994 or which are made after the date hereof and on or prior to the Closing Date with the SEC pursuant to the requirements of the Securities Act or the Exchange Act or the rules and regulations thereunder, including, without limitation, the Registration Statement and the Proxy Statement (as those terms are defined in Section 2.2.6), the "SEC Documents"). As of their respective dates, the SEC

Documents complied (or, as to SEC Documents filed after the date hereof, will comply) in all material respects with the requirements of the Exchange Act, the Securities Act and the rules and regulations of the SEC promulgated thereunder. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document (which was filed prior to the date of this Agreement), none of the SEC Documents contains (or, as to SEC Documents filed after the date hereof, will contain) any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Registration Statement will not, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Proxy Statement will not, at the time of the mailing of the Proxy Statement to the Company's stockholders (or, in the case of any amendment or supplement thereto, at the time of mailing of such amendment or supplement, as the case may be) and at the time of the Stockholders' Meeting and at the Effective Time (as defined in the Merger Agreement) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) The financial statements of the Company included in the SEC Documents comply (or, as to SEC Documents filed after the date hereof, will comply) as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles, except, in the case of unaudited statements as permitted by Form 10-Q, applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its subsidiaries as of the date thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, neither the Company nor any of the Company Subsidiaries has any material liabilities or obligations which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect.

     (d) Each Company Insurance Subsidiary has filed all annual or quarterly statements, together with all exhibits and schedules thereto, required to be filed or submitted to the appropriate regulatory authorities of the jurisdiction in which it is domiciled on forms prescribed or permitted by such authority (the "SAP Statements"). The financial statements included in the SAP Statements, including the notes thereto, have been prepared in all material respects in accordance with accounting practices prescribed or permitted by applicable state regulatory authorities in effect as of the date of the respective statements (and such accounting practices have been applied on a consistent basis throughout the periods involved, except as expressly set forth in the notes or schedules thereto), and present fairly the respective statutory financial position and results of operation of each of the Company Insurance Subsidiaries as of their respective dates and for the respective periods prescribed therein.

     Section 2.1.10 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents, or as set forth in Schedule 2.1.10 or as a consequence of, or as contemplated by, this Agreement or the Merger Agreement, since March 31, 1996, (i) the business of the Company has been carried on only in the ordinary and usual course, (ii) there has not occurred any change which has resulted or is reasonably likely to result in a Material Adverse Effect and (iii) neither the Company nor any Company Subsidiary has taken any action of the type described in clauses (g), (h), (i) or (j) of Section 3.1.

     Section 2.1.11 No Regulatory Disqualifications. To the knowledge of the Company, no event has occurred or condition exists or, to the extent it is within the reasonable control of the Company, will occur or exist with respect to the Company that, in connection with obtaining any approvals from any Insurance Regulator required in connection with the transactions contemplated by this Agreement or the Merger Agreement, would cause the Company or any Company Subsidiary to fail to satisfy on its face any applicable statute or written regulation of any Insurance Regulator, which is reasonably likely to adversely affect the Company's ability to consummate the transactions contemplated hereby or thereby.

     Section 2.1.12 Registration Rights. Except for the Registration Agreement, the registration rights granted pursuant to the Registration Rights Agreement, dated April 29, 1996, between the Company and Textron Inc. and the registration rights agreement with members of the Family Group (as defined in the Registration Agreement), the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     Section 2.1.13 Acquisition Agreements. True and correct copies of (i) the Merger Agreement and any agreements executed by the Company (or any of its affiliates) and Revere in connection therewith (the "Merger Documents") and
(ii) any agreement, letter of intent, commitment letter or similar agreement or document relating to any financing proposed to be incurred by the Company in connection with the Merger, other than this Agreement and the Ancillary Agreements (the "Company Financing Agreements"), have been furnished to the Purchaser.

     Section 2.1.14 Rating Agency. From December 31, 1995 through the date hereof, except as disclosed on Schedule 2.1.14, no rating agency has (i) imposed conditions (financial or otherwise) on retaining any rating assigned to the Company or any Company Insurance Subsidiary or (ii) threatened to downgrade any rating assigned to the Company or any Company Insurance Subsidiary.

     Section 2.1.15. Brokers. Other than its financial advisor, Goldman, Sachs & Company, the Company has not employed any investment banker, broker, finder, or intermediary in connection with the sale of the Shares, and the Company is under no obligation to pay any investment banking, brokerage, finder's or similar fee or commission in connection with such transactions, other than certain fees payable to Goldman, Sachs & Company, which fees are the obligation of the Company.

     Section 2.1.16.  Environmental Protection.  (a)  For purposes of this
Section 2.1.16, the following terms shall be defined as follows:

     "Environmental Laws" means any federal, state or local statute, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, decree, injunction or other authorization and any amendments thereto, relating to:

           (i) emissions, discharges, release or threatened releases of pollutants, contaminants or hazardous or toxic materials or wastes into indoor or ambient air, surface water, ground water, publicly owned treatment works, septic systems or land;

           (ii) the treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Water or hazardous and/or toxic wastes, material, substances, products or by-products as defined in the Comprehensive Environmental Response Compensation and Liability Act as amended by the Superfund Amendments and Reauthorization Act, as amended, 42 U.S.C. Section 9601 et seq.; the Resource Conservation Recovery Act, as amended, 42 U.S.C. Section 6901 et seq. and the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq. as amended from time to time and corresponding state legislation and all regulations promulgated thereunder; or

           (iii) otherwise relating to the pollution or protection of health or the environment; and

     "Hazardous Waste" means any chemical substance or material including, but not limited to wastes, petroleum and petroleum-derived substances, asbestos, urea formaldehyde foam insulation, transformer equipment containing dielectric fluid with levels of polychlorinated biphenyls, radon gas, radioactive materials or other pollutants or contaminants which have the characteristic of hazardous waste as set forth in or which are now or hereafter included or regulated by the Clean Water Act, 33

U.S.C. Section 1251 et seq.; the Clear Act, as amended, 42 U.S.C. Section 7401, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.
Section  1251 et seq.; CERCLA; RCRA; and TSCA.

     (b) The Company and the Company Subsidiaries are not in violation of any Environmental Laws, other than such violations which have not had and are reasonably expected not to have a Material Adverse Effect and have, and are in compliance with all terms and conditions of, all permits, licenses and authorizations necessary for the conduct of their respective businesses, other than such instances of non-compliance which are not reasonably likely to have a Material Adverse Effect.

     (c) Except as set forth on Schedule 2.1.16, there is no site which is listed on either the National Priorities List pursuant to CERCLA or a similar state or local law list with respect to which the Company has received notice from the United States Environmental Protection Agency or a state or local agency that the Company is considered to be a potentially responsible party by reason of arranging for disposal, owning or operating any facility or site or transporting any Hazardous Waste.

     Section 2.1.17. Delaware Law. The Company has elected not to be governed by the provisions of Section 203 of the Delaware General Corporation Law ("DGCL") and such election is effective as of the date hereof and such
Section 203 (a) is not applicable to the transactions contemplated hereby and by the Ancillary Agreements and (b) will not be applicable to any future transactions between the Company, on the one hand, and the Purchaser and/or any of its affiliates, on the other hand. The Company has taken all action so that the entering into of this Agreement and the consummation of the sale of the Shares and the other transactions contemplated by this Agreement do not and will not result in the grant of any rights to any person under the Certificate of Incorporation, By-laws or other governing instruments of the Company or restrict or impair the ability of the Purchaser to vote, or otherwise to exercise the rights of a stockholder with respect to, shares of the Company that may be directly or indirectly acquired or controlled by the Purchaser.

     Section 2.1.18. Incorporation of Representations and Warranties from the Merger Agreement. Without qualifying any of the other representations and warranties set forth in this Agreement, the representations and warranties of the Company set forth in Sections 5.3, 5.4, 5.9, 5.11, 5.12, 5.13, 5.14, 5.16,
5.17, 5.18, 5.19 and 5.20 of the Merger Agreement (including any related definitions) shall be deemed to be incorporated by reference herein as if fully set forth herein.

     Section 2.2 Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to the Company that:

     Section 2.2.1. Organization. The Purchaser is a corporation duly organized and validly existing under the laws of Switzerland.

     Section 2.2.2. Authorization. The Purchaser has full power and authority to enter into this Agreement and the Ancillary Agreements. Each of this Agreement, the Registration Agreement and the Relationship Agreement constitute (and the Marketing Agreement, when executed and delivered, will constitute) its valid and legally binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

     Section 2.2.3. Purchase for Investment. The Shares will be acquired for investment for the Purchaser's (or its affiliates') own account and not with a view to the resale or distribution of any part thereof, except in compliance with the provisions of the Securities Act or an exemption therefrom.

     Section 2.2.4. Restricted Securities. The Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances.

     The Purchaser further agrees that each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (I) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, AND
            (II) ARE SUBJECT TO THE PROVISIONS OF A RELATIONSHIP AGREEMENT, DATED AS OF MAY 31, 1996, BETWEEN THE COMPANY AND THE PURCHASER, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

A certificate shall not bear such legend if the Purchaser shall have delivered to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the securities being sold may be publicly sold without registration under the Securities Act. The foregoing shall not be deemed to affect the obligations of the Company under the Registration Agreement.

     Section 2.2.5. No Regulatory Disqualifications. To the knowledge of the Purchaser, no event has occurred or condition exists or, to the extent it is within the reasonable control of the Purchaser, will occur or exist with respect to the Purchaser that, in connection with obtaining any approvals from any Insurance Regulator required in connection with the transactions contemplated by this Agreement, would cause the Purchaser to fail to satisfy on its face any applicable statute or written regulation of any Insurance Regulator, which would be reasonably likely to adversely affect the Purchaser's ability to consummate the transactions contemplated hereby or thereby.

     Section 2.2.6. Purchaser Information. None of the information regarding the Purchaser supplied by the Purchaser in writing specifically for inclusion in
(i) the registration statement to be filed by the Company as contemplated by
Section 4.10 of the Merger Agreement (the "Registration Statement") or (ii) the proxy statement-prospectus to be filed by the Company as contemplated by
Section 6.4 of the Merger Agreement (the "Proxy Statement") will, in the case of the Registration Statement, at the time it becomes effective contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of the Proxy Statement, at the time of the mailing of the Proxy Statement to the Company's stockholders (or, in the case of any amendment or supplement thereto, at the time of mailing of such amendment or supplement, as the case may be) and at the time of the Stockholders' Meeting and at the Effective Time (as defined in the Merger Agreement) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 2.2.7. Consents. Assuming the accuracy of the representations and warranties of the Company set forth in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, agency or body or any other person on the part of the Purchaser is required in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, except for (i) the filing of a Pre-Merger Notification Form and related documents under the HSR Act, (ii) the filing of appropriate documents with, and approval of, the Insurance Regulators and the Commissioners of Insurance of any state or jurisdiction in which the Purchaser or any of its insurance subsidiaries is domiciled or does business, (iii) such consents, approvals, notices or waivers as may be required under the laws of Canada or any of the provinces thereof, (iv) filings required under the Securities Act or the Securities Exchange Act of 1934, as amended, or (v) such consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings, which if not obtained or made, as the case may be, are not reasonably likely to impair in any material respect the ability of the Purchaser to perform any of its obligations or agreements hereunder or under the Ancillary Agreements or consummate the transactions contemplated hereby or thereby.

     Section 2.2.8. Brokers. Other than Donaldson, Lufkin & Jenrette Securities Corporation, the Purchaser has not employed any investment banker, broker, finder, or intermediary in connection with the transactions contemplated by this Agreement, and the Purchaser is under no obligation to pay any investment banking, brokerage, finder's or similar fee or commission in connection with such transactions, other than certain fees payable to Donaldson, Lufkin & Jenrette Securities Corporation, which are the obligation of the Purchaser (except to the extent otherwise provided in Section 6.1).

                  SECTION 3.  CERTAIN AGREEMENTS OF THE PARTIES

     Section 3.1  Conduct of Business of the Company.  Except as set forth in
Schedule 3.1, from the date of this Agreement until the earlier of the Closing or the termination of this Agreement, unless the prior written consent of the Purchaser shall have been obtained, and except as otherwise contemplated by this Agreement, the Company will conduct its operations according to its ordinary and usual course of business consistent with past practice and shall use all reasonable efforts to preserve intact its current business organizations, keep available the service of its current officers and employees, maintain its material permits and contracts and preserve its relationships with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or as set forth in Schedule 3.1, the Company will not, without the prior written consent of the Purchaser (which consent shall not be unreasonably withheld):

           (a) issue, sell, grant, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (i) any additional shares of capital stock of capital stock of any class (including shares of Common Stock), or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or (ii) any other securities in respect of, in lieu of, or in substitution for, shares of Common Stock outstanding on the date hereof;

           (b) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding shares of Common Stock;

           (c) split, combine, subdivide or reclassify any shares of Common Stock or declare, set aside for payment or pay any dividend, or make any other actual, constructive or deemed distribution in respect of any capital stock of the Company or otherwise make any payments to stockholders in their capacity as such, other than the declaration and payment of regular quarterly cash dividends on the Common Stock in an amount no greater than $.18 per share and in accordance with past dividend policy and except for dividends by a direct or indirect wholly owned Company Subsidiary;

           (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of the Company Subsidiaries (other than the Merger);

           (e) adopt any amendments to its Certificate of Incorporation or Bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any direct or indirect Company Subsidiary, except for Company Subsidiaries which are not material to the assets, liabilities, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole;

           (f) make, or permit any Company Subsidiary to make, any material acquisition, by means of merger, consolidation or otherwise, or material disposition, of assets or securities;

           (g) other than in the ordinary course of business consistent with past practice, incur, or permit any Company Subsidiary to incur, any material indebtedness for borrowed money or guarantee any such indebtedness or make any material loans, advances, or capital contributions to, or other material investments in, any person other than the Company or any Company Subsidiary;

           (h) change any method of accounting or accounting practice by the Company or any Company Subsidiary, except for such required change in GAAP or applicable statutory accounting principles;

           (i) permit any Company Insurance Subsidiary to materially change its investment guidelines or policies or conduct transactions in investments except in material compliance with the investment guidelines and policies of such Company Insurance Subsidiary and all applicable insurance laws;

           (j) enter, or permit any Company Insurance Subsidiary to enter, into any material reinsurance, coinsurance or similar agreement, whether as reinsurer or reinsured, except in the ordinary course of business consistent with past practice;

           (k) (x) take, or agree or commit to take, or permit any Company Subsidiary to take, or agree or commit to take, any action that would make any representation and warranty of the Company hereunder inaccurate in any material respect at the Closing (except for representations and warranties which speak as of a particular date, which need be accurate only as of such date), (y) omit, or agree or commit to omit, or permit any Company Subsidiary to omit, or agree or commit to omit, to take any action necessary to prevent any such representation and warranty from being inaccurate in any material respect at the Closing (except for representations and warranties which speak as of a particular date, which need be accurate only as of such date), provided however that the Company shall be permitted to take or omit to take such action which can be cured, and in fact is cured, at or prior to the Closing, or (z) any action that would result in, or would be reasonably likely to result in, any of the conditions set forth in Section 4 not being satisfied; or

           (l) authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     Section 3.2 Covenants of the Purchaser. Except as otherwise contemplated by this Agreement, the Purchaser will not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, (x) take, or agree or commit to take, any action that would make any representation and warranty of the Purchaser hereunder inaccurate in any material respect at the Closing (except for representations and warranties which speak as of a particular date, which need be accurate only as of such date), (y) omit, or agree or commit to omit, to take any action necessary to prevent any such representation and warranty from being inaccurate in any material respect at the Closing (except for representations and warranties which speak as of a particular date, which need be accurate only as of such date), provided however that the Purchaser shall be permitted to take or omit to take such action which can be cured, and in fact is cured, at or prior to the Closing, or (z) any action that would result in, or would be reasonably likely to result in, any of the conditions set forth in Section 4 not being satisfied.

     Section 3.3 Proxy Statement; Stockholder Approval. The Company shall call a special meting of its stockholders (the "Stockholders' Meeting"), to be held as soon as reasonably practicable after the date of this Agreement, for the purpose of voting upon approval of the sale of Shares pursuant to this

Agreement, the issuance of shares of Company Common Stock pursuant to the Merger Agreement, the Charter Amendment (as defined in the Merger Agreement) and such other related matters as it deems appropriate. In connection with the Stockholders' Meeting, (i) the Company shall prepare and file with the SEC a Proxy Statement and mail such Proxy Statement to its stockholders, (ii) the Board of Directors of the Company shall recommend to its stockholders the approval of the sale of Shares pursuant to this Agreement and (subject to the terms of the Merger Agreement) the issuance of shares of Common Stock pursuant to the Merger Agreement and the Charter Amendment and (iii) the Board of Directors and officers of the Company shall use their reasonable efforts to obtain such stockholders' approval (subject to the terms of the Merger Agreement).

     Section 3.4. Approvals, Etc. Subject to the terms and conditions provided herein, each of the parties hereto agrees to (i) promptly effect all registrations, submissions and filings, including but not limited to, filings under the HSR Act, submissions to the Insurance Regulators and filings required under the Registration Agreement, which may be necessary or required in connection with the consummation of the transactions contemplated by this Agreement and, in the case of the Company, the Merger Agreement, (ii) to use all reasonable efforts to take all other action and to do all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and, in the case of the Company, the Merger Agreement and (iii) use all reasonable efforts to obtain all other necessary or appropriate waivers, consents and approvals with respect to the transactions contemplated by this Agreement and, in the case of the Company, the Merger Agreement.

     Section 3.5 Exclusivity. The Company hereby agrees that, prior to the Closing Date, the Company shall not solicit or accept alternative sources for the investment contemplated by this Agreement. The Company further agrees that it will not utilize any funds or other sources of financing to finance the Merger without first consummating the full purchase and sale provided hereunder.

     Section 3.6 Publicity. Neither the Company nor the Purchaser shall make any public announcement concerning this Agreement or the other transactions contemplated hereby without the prior written consent of the other, except as may be required by law or stock exchange rule.

     Section 3.7 Modification of Other Agreements. Without the prior written consent of the Purchaser, the Company shall not amend in any material respect any provision of, or waive any condition to the performance by the Company or its affiliates of any of their respective obligations under, any of the Merger Documents or the Company Financing Agreements.

     Section 3.8. Exchange Listing. The Company shall as promptly as practicable prepare and submit to the New York Stock Exchange ("NYSE") a listing application covering the Shares, and shall use all reasonable efforts to obtain, prior to the Closing, approval for the listing of the Shares on the NYSE, subject to official notice of issuance.

     Section 3.9. Investigation and Confidentiality. (a) Prior to the Closing, the Company shall keep the Purchaser advised of all material developments relevant to its business and to consummation of the Merger and the sale of the Shares and shall permit the Purchaser to make or cause to be made such investigation of its business and properties and of its financial and legal condition as the Purchaser reasonably requests, provided that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily with normal operations. The Purchaser agrees that it will not, and will cause its officers, employees and agents not to, use any information obtained pursuant to this Section 3.9 for any purpose unrelated to the performance of the obligations under, or the consummation of the transactions contemplated by, this Agreement or the Ancillary Agreements.

     (b) The Purchaser agrees that the Confidentiality Agreement, dated December 3, 1995, by and between Provident Life and Accident Insurance Company of America and Centre ReSource Limited (the "Confidentiality Agreement"), shall be binding upon the Purchaser and shall apply with respect to information furnished by the Company or any of its Subsidiaries, or any of their respective officers, employees, counsel, accountants and other authorized representatives hereunder.

     (c) Notwithstanding the provisions hereof, during the period prior to the Closing Date, the parties shall take appropriate precautions to ensure that competitively sensitive information is not exchanged in a manner which is inconsistent with applicable law.

     Section 3.10. State Takeover Laws; Charter Provisions. Each of the Company and the Company Subsidiaries shall take all necessary action to ensure that the entering into of this Agreement and the consummation of the sale of the Shares and the other transactions contemplated hereby do not and will not result in the grant of any rights to any Person under the Certificate of Incorporation, Bylaws or other governing instruments of the Company or restrict or impair the ability of the Purchaser to vote, or otherwise to exercise the rights of a stockholder with respect to, shares of the Company that may be directly or indirectly acquired or controlled by the Purchaser.

     Section 3.11. Use of Proceeds. The proceeds from the sale of the Shares shall be used to fund payments required to be made by the Company in connection with the Merger.

     Section 3.12. Marketing Agreement. The parties hereto agree to negotiate in good faith, and execute prior to the Closing, the Marketing Agreement, which agreement shall (i) be effective as of the Closing, (ii) have terms consistent with the summary of terms attached hereto as Exhibit 1 and
(iii) have such other terms as the parties may agree to.

     Section 3.13 Restrictive Agreements Prohibited. The Company shall not become a party to any agreement which by its terms violates the terms of this Agreement or any of the Ancillary Agreements.

                          SECTION 4.  CLOSING CONDITIONS

     Section 4.1. Conditions to Obligation of Purchaser. The obligation of the Purchaser to purchase the Shares shall be subject to its satisfaction or waiver of the following conditions on or before the Closing Date:

     Section 4.1.1. Representations and Warranties Complete and Correct. The representations and warranties of the Company contained in Section 2.1 hereof which are qualified as to materiality or a Material Adverse Effect shall have been true and correct when made and shall be true and correct at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the Merger Agreement, as if made on and as of such date (except for representations and warranties which are confined to a specified date, which shall be true and correct as of such date). The representations and warranties of the Company contained in Section 2.1 hereof which are not qualified as to materiality or a Material Adverse Effect shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the Merger Agreement, as if made on and as of such date (except for representations and warranties which are confined to a specified date, which shall be true and correct in all material respects as of such date).

     Section 4.1.2. Compliance with this Agreement. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein which are required to be performed or complied with by it on or before the Closing Date.

     Section 4.1.3. Officers' Certificate. The Purchaser shall have received a certificate, dated the Closing Date and signed by the President or any Vice President and attested by the Secretary of the Company, certifying that the conditions set forth in Sections 4.1.1 and 4.1.2 are satisfied on and as of such date.

     Section 4.1.4. Consents; Etc. The Company shall have received all consents, approvals and other authorizations that may be required from, and made all such filings and declarations that may be required with, any governmental authority or agency pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree by which the Company or any of its assets is bound, in connection with the transactions contemplated by this Agreement.

     Section 4.1.5. Supporting Documents. The Purchaser shall have received copies of the following documents:

           (i) (A) the Certificate of Incorporation, certified as of a recent date by the appropriate authority of the Company's jurisdiction of incorporation; and (B) a certificate of such authority dated as of a recent date as to the due incorporation and good standing of the Company, and listing all documents of the Company on file with said authority; and

           (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, the issuance, sale and delivery of the Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement, the Marketing Agreement and the Registration Agreement; (C) that the Certificate of Incorporation has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) that the Bylaws have not been amended since the date of the last amendment referred to in such certificate pursuant to subclause (ii)(A) above.

     Section 4.1.6. HSR Act. Any required waiting periods under the HSR Act relating to the transactions to be consummated on the Closing Date shall have expired or been terminated.

     Section 4.1.7. Merger Closing. The closing under the Merger Agreement shall have occurred or shall occur simultaneously with the Closing hereunder.

     Section 4.1.8. Other Agreements. The Company shall have complied with all agreements required to be complied with by it on or before the Closing Date under the Ancillary Agreements.

     Section 4.1.9. Material Adverse Change. Except as disclosed in the SEC Documents filed prior to the date hereof, or as set forth in Schedule 2.1.10 or as a consequence of, or as contemplated by, this Agreement or the Merger Agreement, since December 31, 1995, there shall not have occurred any change, and no additional information shall have been disclosed to the Purchaser, which is reasonably likely to have a material adverse effect on the financial condition, results of operations, assets or liabilities of the Company and the Company Subsidiaries, taken as a whole, or a material adverse effect on the financial condition, results of operations, assets or liabilities of Revere and its subsidiaries, taken as a whole.

     Section 4.1.10 Illegality, Etc. No statute, rule or regulation, or order, decree or injunction enacted, entered, promulgated or enforced by any court or governmental authority shall be in effect which prohibits or restricts the consummation of the transactions contemplated hereby.

     Section 4.1.11. Stockholder Approval. Each of the sale of Shares pursuant to this Agreement, the issuance of shares of Common Stock pursuant to the Merger Agreement and the Charter Amendment shall have been duly approved by the stockholders of the Company entitled to vote with respect thereto in accordance with applicable law and the Certificate of Incorporation and Bylaws of the Company and, in the case of the issuance of shares of Common Stock pursuant to the Merger Agreement and the sale of the Shares, the rules of the NYSE.

     Section 4.1.12. Exchange Listing. The Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

     Section 4.1.13. Financing of Cash Payments in Merger. The Company shall have obtained financing for the aggregate cash payments to be made to stockholders of Revere in the Merger pursuant to the Company Financing Agreements.

     Section 4.1.14. Maclellan Family Agreement. The Purchaser shall have entered into an agreement with the members of the Maclellan family, in form and substance substantially in the form attached hereto as Exhibit 4.

     Section 4.1.15. Legal Opinions. The Purchaser shall have received an opinion or opinions of counsel to the Company, dated as of the Closing, covering the matters set forth in Exhibit 5.

     Section 4.2 Conditions to the Obligations of the Company. The Company's obligation to sell the Shares shall be subject to the satisfaction or waiver by it of the following conditions on or before the Closing Date:

     Section 4.2.1. Compliance with the Agreement. The Purchaser shall have performed and complied in all material respects with all agreements and conditions contained herein which are required to be performed or complied with by it on or before the Closing Date.

     Section 4.2.2. Purchaser's Representations and Warranties Complete and Correct. The Purchaser's representations and warranties contained in Section
2.2 of this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

     Section 4.2.3. Officer's Certificate. The Company shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Purchaser, certifying that the conditions set forth in Section 4.2.2 are satisfied on and as of such date.

     Section 4.2.4. Consents; Etc. The Company shall have received all consents, approvals and other authorizations that may be required from, and made all such filings and declarations that may be required with, any governmental authority or agency pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree by which the Company or any of its assets is bound, in connection with the transactions contemplated by this Agreement.

     Section 4.2.5. HSR Act. Any required waiting periods under the HSR Act relating to the transactions to be consummated on the Closing Date shall have expired or been terminated.

     Section 4.2.6. Merger Closing. The closing under the Merger Agreement shall have occurred or shall occur simultaneously with the Closing hereunder.

     Section 4.2.7. Illegality, Etc. No statute, rule or regulation, or order, decree or injunction enacted, entered, promulgated or enforced by any court or governmental authority shall be in effect which prohibits or restricts the consummation of the transactions contemplated hereby.

     Section 4.2.8. Stockholder Approval. Each of the sale of Shares pursuant to this Agreement, the issuance of shares of Common Stock pursuant to the Merger Agreement and the Charter Amendment shall have been duly approved by the stockholders of the Company entitled to vote with respect thereto in accordance with applicable law and the Certificate of Incorporation and Bylaws of the Company and, in the case of the issuance of shares of Common Stock pursuant to the Merger Agreement and the sale of the Shares, the rules of the NYSE.

     Section 4.2.9. Exchange Listing. The Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

     Section 4.2.10. Financing of Cash Payments in Merger. The Company shall have obtained financing for the aggregate cash payments to be made to stockholders of Revere in the Merger pursuant to the Company Financing Agreements.

     Section 4.2.11. Legal Opinions. The Company shall have received an opinion or opinions of counsel to the Purchaser, dated as of the Closing, covering the matters set forth in Exhibit 6.

                             SECTION 5.  TERMINATION

     Section 5.1  Termination.  This Agreement may be terminated as follows:

     (a) by mutual written consent of the Company and the Purchaser;

     (b) by either party if the Closing shall not have occurred by December 31, 1996 (and the failure of the Closing to occur is not due to the breach by either party of this Agreement);

     (c) by either party if the Merger Agreement is terminated;

     (d) by either party (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement) in the event of a breach by the other party of any representation or warranty contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such breach and which breach would cause (i) in the case of a breach by the Company, the conditions set forth in Section 4.1.1 not to be satisfied (assuming the Closing were to occur on the date of such termination), and (ii) in the case of a breach by the Purchaser, the conditions set forth in
Section 4.2.2 not to be satisfied (assuming the Closing were to occur on the date of such termination); or

     (e) by either party (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement) in the event of a material breach by the other party of any covenant or agreement contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach; or

     (f) by either party (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement) in the event any court of competent jurisdiction in the United States or some other governmental body or regulatory authority shall have issued an order permanently restraining, enjoining or otherwise prohibiting the sale of the Shares and such order shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 5.1(f) shall have used all reasonable efforts to remove such order; or

     (g) by either party, if the sale of the Shares, the issuance of shares of Common Stock in the Merger and the Charter Amendment shall have been voted on by stockholders of the Company and the vote shall not have been sufficient to satisfy the conditions set forth in Sections 4.1.11 and 4.2.8.

     Section 5.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 5.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto, other than the provisions of Sections 3.6, 3.9(b), 5.2, 5.3 and 6.1, which shall survive any such termination. Nothing contained in this Section 5.2 shall relieve any party from liability for any willful breach of this Agreement.

     Section 5.3 Termination Fee. The Company hereby agrees that if the Merger Agreement (or any similar agreement entered into by the Company (and/or one or more of its affiliates) and Revere (or one or more of its affiliates) which contemplates a business combination involving the Company and Revere or sale of a majority of the equity interests or assets of the Company or Revere to the other) is terminated and, in connection with such termination, the Company (or any of its affiliates) receives a termination or similar fee (a "Termination Fee"), the Company shall pay to the Purchaser, on the date a Termination Fee is paid to the Company (or such affiliates), a cash fee in an amount equal to 20% of the aggregate Termination Fee, payable in immediately available funds to an account specified by the Purchaser.

                            SECTION 6.  MISCELLANEOUS

     Section 6.1. Expenses and Indemnification. (a) The Company hereby agrees to pay or reimburse the Purchaser and its affiliates for all out-of-pocket expenses (including the reasonable fees and disbursements of legal counsel and investment and other advisors and consultants and expenses incurred in connection with the preparation of the letter agreement dated
April 27, 1996 (the "Commitment Letter"), this Agreement and the Ancillary Agreements) incurred by any of them in connection with the Purchaser's consideration of various proposed financing and other transactions between the Purchaser and/or its affiliates and the Company and the transactions referred to herein, including, without limitation, the transactions contemplated hereby and by the Merger Agreement, whether incurred before or after the date hereof and whether or not such transactions are made or effected; provided that the aggregate of such amounts shall not exceed $1,500,000 and the Company shall not be obligated to make such payment or reimbursement prior to the earlier of (i) the Closing Date and (ii) termination of this Agreement. Any such amounts shall be paid or reimbursed promptly after invoicing thereof by the Purchaser which invoicing shall be accompanied by supporting detail evidencing such expenses.

     (b) In addition to the foregoing the Company agrees to indemnify and hold harmless the Purchaser and any of its officers, partners, members, directors, employees and affiliates (direct or indirect) from and against all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever ("Claims") which may be incurred by or asserted against or involve the Purchaser, or any of its officers, partners, members, directors, employees or affiliates (direct or indirect) as a result of any third party claim arising out of the transactions contemplated hereby and, upon demand by the Purchaser or any such officer, partner, member, director, employee or affiliates, pay or reimburse any of the Purchaser or such officers, partners, members, directors, employees or affiliates for any reasonable out-of-pocket legal or other expenses, and other internal costs incurred by the Purchaser or its officers, partners, members, directors, employees or affiliates (direct or indirect) in connection with the investigation, defending or preparing to defend any such Claim, provided that the foregoing indemnity shall not apply to the extent any Claim arises from any material breach by the Purchaser of this Agreement or the gross negligence or willful misconduct of an indemnified party.

     (c) Each person entitled to indemnification under Section 6.1(b) (each an "Indemnified Party") shall give notice to the Company promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Company to assume the defense of any such Claim; provided, that counsel for the Company, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there is a conflict of interest between the Indemnified Party and the Company in such action, in which case the reasonable fees and expenses for one such counsel for all Indemnified Parties (and one local counsel) shall be at the expense of the Company), and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations under Section 6.1(b) or this
Section 6.1(c) unless the Company is materially prejudiced thereby. The Company may not, in the defense of any such Claim, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as the Company may reasonably request in writing and as shall be reasonably required in connection with the defense of such Claim.

     Section 6.2.  Survival of Agreements.  The representations and warranties
(i) of the Company set forth in Sections 2.1.1, 2.1.2, 2.1.3, 2.1.4, 2.1.5,
2.1.7, 2.1.12, 2.1.15 and 2.1.17 hereof and (ii) of the Purchaser set forth in Sections 2.2.1, 2.2.2, 2.2.3, 2.2.4, 2.2.6, 2.2.7 and 2.2.8 shall survive the
Closing indefinitely. None of the other agreements, representations or warranties made in this Agreement, or any certificate or instrument delivered to the Purchaser pursuant to or in connection therewith shall survive the Closing; provided, however, that this Section 6.2 shall not limit any (x) covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date or (y) rights or remedies otherwise available to the Company or the Purchaser at law or in equity; provided, further, that the Confidentiality Agreement shall survive any termination of this Agreement.

     Section 6.3. Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that the Purchaser shall not assign its rights to purchase shares of Common Stock under this Agreement to any non affiliate without first obtaining the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

     Section 6.4. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission, addressed as follows:

     (a) if to the Company:
         Provident Companies, Inc.
         1 Fountain Square
         Chattanooga, Tennessee 37402
         Attention:  Chief Financial Officer
         Fax No.:  (423) 755-2590

         with a copy to:

         Alston & Bird
         1201 W. Peachtree Street
         Atlanta, Georgia 30309
         Attention:  F. Dean Copeland, Esq.
         Fax No.:  (404) 881-7777

     (b) if to the Purchaser:

         Zurich Insurance Company
         Mythenquai 2
         P.O. Box Ch-8022
         Zurich, Switzerland
         Attention:  General Counsel
         Fax No.:  011-411-202-1063

         with copies to:

         Zurich Center Resource Limited
         One Chase Manhattan Plaza
         New York, New York  10005
         Attention:  General Counsel
         Fax No.:  (212) 898-5002

         Willkie Farr & Gallagher
         153 East 53rd Street
         New York, New York 10022
         Attention:  Thomas M. Cerabino, Esq.
         Fax No.:  (212) 821-8111

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. All notices, requests, consents and other communications hereunder shall be deemed to have been duly given or served on the date on which personally delivered or on the date actually received, if sent by mail or telex, with receipt acknowledged.

     Section 6.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles thereof.

     Section 6.6. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference. The Commitment Letter shall hereby be deemed to be terminated.

     Section 6.7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.8. Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchaser.

     Section 6.9. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     Section 6.10. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     Section 6.11. Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Preferred Shares.

     IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.


                                           PROVIDENT COMPANIES, INC.


                                           By: /s/ Thomas R. Watjen
                                              ---------------------------
                                                Name:  Thomas R. Watjen
                                                Title: Executive Vice President





                                           ZURICH INSURANCE COMPANY


                                           By: /s/ Steven M. Gluckstern
                                              ----------------------------
                                                Name:  Steven M. Gluckstern
                                                Title: Representative

                                                                      EXHIBIT 1


                            Strategic Relationship

                              Overview of Terms


The strategic relationship described herein will be set forth in a "Marketing Agreement" entered into by the parties. The concepts listed below require further discussions to develop them fully, but it is contemplated that the Marketing Agreement would include the following:

     1. Provident intends to continue to offer a wide-range of Individual and Employee Benefit products to its customers, through multiple distributions channels. Provident would agree to utilize products developed by Zurich whenever possible to meet its customers needs. In the Individual marketplace, these products opportunities may include term life, whole life, universal life, variable universal life, individual property and casualty insurance products, and fixed and variable annuities. When a "Zurich product" is sold, Provident would expect to receive consideration "normal and customary" for the business and would expect to have reasonable opportunity to participate as a reinsurer on this business.

     2. Provident intends to expand its offerings of retirement/asset accumulation products to its Individual and Employee Benefits customers. It would be Provident's intent, depending on the products' design and features, to offer to its customers mutual funds and institutional asset management services offered by Zurich. As Provident considers integrating life and investment product features into its Disability products, Provident would intend to utilize Zurich's products, as appropriate, in these new product offerings. Provident would again expect "normal and customary" consideration when placing business in this capacity.

     3. Zurich would agree to market Provident's Individual Disability product through its U.S. marketing channels whenever possible, including Kemper. The terms of such an agreement would be similar to those used in other "Corporate Agreements", where Zurich would receive consideration for acting as an intermediary.
         Provident would also intend to offer Zurich the opportunity to reinsure a portion of this business if appropriate.

     4. Zurich and Provident would jointly explore opportunities to market Individual and Group Disability products outside the U.S. In general it would be expected that Provident would contribute its product and risk management expertise, while Zurich would contribute its local market knowledge and marketing capabilities.

     5. Zurich and Provident would jointly explore opportunities which may exist in linking Group Long-Term Disability coverage with Workers Compensation coverage. Both companies recognize the potential market for a "24 hour" coverage and would commit the resources necessary to investigate whether a mutually acceptable opportunity may exist.

     6. Zurich and Provident would continue to seek other opportunities to leverage each other's strengths, and to bring better value and service to both organizations' customers. This may include reinsurance transactions and potential investment management ventures.

     7. If Provident elects to engage in a significant reinsurance transaction with respect to its Individual Disability block of business, Provident will give Zurich the right to provide such reinsurance on market terms. Provident agrees to offer to Zurich the opportunity to propose other reinsurance transactions and investment management arrangements and to consider such proposals in good faith.

The strategic initiatives outlined above would not be finalized prior to the closing of the other "Investor Transactions" described in the letter agreement to which this Exhibit is attached. Provident and Zurich would however expect to refine the understanding noted above and have such an understanding documented in a general "Marketing Agreement".

Each of Zurich and Provident would commit up to $1.5 million to a joint marketing/development program to fund the expenses and/or hire dedicated staff to pursue the strategic relationship.

                                                                      EXHIBIT 2


                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                          PROVIDENT COMPANIES, INC.


OMITTED

                                                                       EXHIBIT 3


                          PROVIDENT COMPANIES, INC.

                                    BYLAWS


OMITTED

                                                                      EXHIBIT 4


                          FAMILY STOCKHOLDER AGREEMENT


     AGREEMENT, dated as of May 31, 1996, with respect to all of the agreements contained herein other than those set forth in Section 2, which shall be effective as of the Closing (as defined below) among ZURICH INSURANCE COMPANY, a Swiss corporation ("Zurich"), THE MACLELLAN FOUNDATION, INC., a Tennessee nonprofit corporation (the "Foundation"), and the stockholders listed on Schedule A attached hereto (each, a "Stockholder" and collectively, the "Stockholders"). Certain capitalized terms used herein are defined in Section 1 hereof.

     WHEREAS, the Stockholders are the record owners of the number of shares of common stock, par value $1.00 per share ("the Common Stock"), of Provident Companies, Inc., a Delaware corporation (the "Company"), set forth opposite their respective names on Schedule 3.4 hereto; and

     WHEREAS, Zurich has heretofore entered into (i) a Common Stock Purchase Agreement, dated as of May 31, 1996, with the Company (the "Stock Purchase Agreement") pursuant to which Zurich agreed, among other things, to purchase 9,523,810 newly issued shares of Common Stock (the "Shares") and (ii) a Relationship Agreement, dated as of May 31, 1996, with the Company (the "Relationship Agreement") relating to, among other things, the ability of Zurich to purchase additional shares of Common Stock;

     WHEREAS, Zurich entered into the Relationship Agreement on the condition that this Agreement is entered into; and

     WHEREAS, it is a condition to the Closing (as defined in the Stock Purchase Agreement) under the Stock Purchase Agreement that the parties enter into this Agreement; and

     WHEREAS, the Stockholders are willing to grant to Zurich a right of first offer with respect to shares of Common Stock owned by them on the terms and conditions set forth herein in consideration of the agreements of Zurich contained in the Stock Purchase Agreement and the Relationship Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

     1. Definitions. The following terms when used in this Agreement shall have the following meanings:

     "Affiliate" means, with respect to a person, any corporation or other entity in which such person has a direct or indirect controlling interest or by which such person is directly or indirectly controlled or which is under direct or indirect common control with such person.

     "Business Day" means any day which is not a Saturday or a Sunday, or a day on which banks in the State of New York are authorized or required to close.

     "Change of Control Transaction" means any of the following:

          (i) A tender or exchange offer by any person, entity or group for fifty percent (50%) or more of the outstanding voting securities of the Company; or

          (ii) any merger or consolidation with or into another person in a transaction that would result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock.

     "First Offer Shares" mean (i) all of the shares of Common Stock owned by any of the Stockholders on the date hereof, together with any shares of Common Stock hereafter acquired by any of the Stockholders, (ii) any shares of Common Stock issued in respect of any subdivision, split or dividend on the shares of Common Stock described in subparagraph (i), and (iii) in the event the Company at any time shall be a party to a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity (collectively, "Other Securities"), any such Other Securities received in respect of such shares of Common Stock.

     "Lien or Other Encumbrance" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement.

     "Permitted Sale" means any sale of at least 70% of the First Offer Shares then beneficially owned by all Stockholders pursuant to a firm commitment underwritten registration under the Securities Act.

     2.   Right of First Offer.

          2.1. Grant of Right; Exercise. Except as provided in Section 2.3(b) below, during the period commencing on the Closing Date (as defined in the Stock Purchase Agreement) and ending at the earlier of (i) such time as Zurich and its Affiliates beneficially own (as defined below) less than 5% of the outstanding Company Voting Securities (as defined in the Relationship Agreement) and (ii) the termination of the provisions of Section 2.2 of the Relationship Agreement (the "Offer Term"), prior to making any sale or transfer (whether for cash or other consideration) of the First Offer Shares, the Stockholders shall, in each instance, give Zurich the right to purchase such First Offer Shares in the following manner:

     (a) If at any time, any Stockholder holding First Offer Shares (the "Offeror") intends to sell or transfer any or all of such First Offer Shares, then the Offeror shall give notice (the "First Offer Notice") to Zurich of such intention. The First Offer Notice shall specify (i) the number of First Offer Shares intended to be sold or transferred (the "Offered Securities"), and (ii) the proposed purchase price per share to be received for the Offered Securities (the "First Offer Price").

     (b) Within five (5) Business Days (or fifteen (15) Business Days in the event that any proposed sale or transfer of First Offer Shares would, if purchased by Zurich or one of its Affiliates, cause Zurich and its Affiliates to beneficially own (as defined in the Relationship Agreement) Company Voting Securities (as defined in the Relationship Agreement) representing more than 40% of the Outstanding Voting Power (as defined in the Relationship Agreement) following the delivery of the First Offer Notice, Zurich may, by written notice to the Offeror, either (i) agree to purchase all, but not less than all of the Offered Securities for the First Offer Price and otherwise pursuant to the terms set forth in the First Offer Notice (any such notice accepting the terms set forth in the First Offer Notice, an "Acceptance Notice"), which notice shall specify a date for the closing of the purchase and sale which shall be not earlier than five (5) days nor later than twenty (20) days after the later of the giving of such notice or the receipt of all required consents and approvals or (ii) inform the applicable Stockholder that it does not wish to purchase the Offered Securities. Following delivery of an Acceptance Notice in accordance with this clause (b), Zurich and the applicable Stockholders agree to use all commercially reasonable efforts to obtain all required consents and approvals as promptly as practicable.

          2.2. Delivery of First Offer Shares; Payment. If Zurich provides the Offeror with an Acceptance Notice, the closing of the purchase of the Offered Securities pursuant to Section 2.1 shall take place at the location and on the date specified in the Acceptance Notice. At such closing, Zurich shall deliver to the Offeror, against (i) delivery of certificates representing the Offered Securities being acquired by Zurich (duly endorsed for transfer or accompanied by stock powers executed in blank) and (ii) evidence that all stock transfer and other taxes required to be paid in connection with the sale and delivery to Zurich of such shares have been paid, an amount equal to the number of Offered Securities being sold by such person multiplied by the First Offer Price by wire transfer of immediately available funds to such account or accounts of the applicable Stockholders as such Stockholders shall designate to Zurich, in the manner specified herein for the delivery of notices, not less than two Business Days prior to the closing of the purchase of the Offered Securities. All First Offer Shares sold to Zurich pursuant to this Agreement shall be delivered free and clear of all Liens or Other Encumbrances.

          2.3. Permitted Third Party Offers; Excluded Shares. (a) If Zurich has rejected the terms of the Offer set forth in the First Offer Notice by notice in writing to the Offeror or has not delivered an Acceptance Notice prior to expiration of the five Business Day (or fifteen Business Day, as applicable) period following delivery of the First Offer Notice, then for a period of six
(6) months from the earlier of the expiration of such five Business Day (or fifteen Business Day, as applicable) period or the date Zurich notifies the applicable Stockholder of its decision not to purchase the Offered Securities (the "Third Party Offer Period"), the Offeror may sell or transfer (or cause to be sold or transferred) the Offered Securities to a party or parties other than Zurich for a purchase price at least equal to the First Offer Price multiplied by the number of Offered Securities. Upon termination of the Third Party Offer Period, the Offeror must again comply with the provisions of this Section 2 before it can sell or transfer (or cause to be sold or transferred) the Offered Securities.

     (b) Notwithstanding any other provision of this Section 2, the right of first offer set forth in this Section 2 shall not apply to any sale or transfer of First Offer Shares (w) pursuant to a Change of Control Transaction, (x) that is a Permitted Sale, (y) to any sale or transfer between or among the Stockholders or to the immediate family members or the estate of any Stockholder (including, without limitation, any sale or transfer by any such Stockholder to or among any trust, foundation, custodial or other similar accounts or funds in which such Stockholder or other member of his immediate family serves as trustee, custodian or a similar fiduciary capacity or to a trust created by any Stockholder which has a member of his immediate family as a beneficiary) pursuant to a bona fide gift; provided that any transferee under this clause (y) shall receive and hold the shares of Common Stock so transferred subject to the terms and provisions of this Agreement and shall be deemed a Stockholder for purposes hereof or (z) that is a transfer to any organization that qualifies for federal income tax charitable deduction at the time of such transfer; provided that the proviso set forth in clause (y) above shall apply to any transfer to any such organization that would also be covered by clause (y) above. For the purpose of this Agreement, the term "immediate family" shall have the meaning specified in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended.

          2.4. Release from Right of First Offer. Upon any permitted sale or transfer (except as provided in 2.3(b)(y)) by the Stockholders under this
Section 2, the shares of Common Stock which are the subject of such sale shall be released from the terms of this Section 2 and shall no longer be deemed to be First Offer Shares.

     3. Representations and Warranties of the Stockholders. Each of the Stockholders represents and warrants, severally and not jointly, to Zurich as follows:

          3.1. Authority of the Stockholders. The Foundation is a nonprofit corporation duly organized and validly existing under the laws of the State of Tennessee. Each of the Stockholders has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby; the execution, delivery and performance of this Agreement by the Stockholders will not violate any agreement or instrument to which any Stockholder is a party.

          3.2. Execution and Delivery. This Agreement has been duly executed and delivered by each of the Stockholders and constitutes the valid and binding obligation of each of the Stockholders enforceable against each of them in accordance with its terms.

          3.3. Consents and Approvals. The execution and delivery by the Stockholders of this Agreement, the performance by the Stockholders of their obligations hereunder and the consummation by the Stockholders of the transactions contemplated hereby do not require any of the Stockholders to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority except (a) as set forth in Schedule 3.3; (b) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; (c) any required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or under federal or state securities laws or state insurance company or holding company laws; and (d) those which, if not obtained, would not impair (i) Zurich's ability to own, possess or exercise the rights of an owner with respect to the First Offer Shares following the acquisition thereof or (ii) any of the other rights of Zurich thereunder.

          3.4. Title to Shares. Except for the rights granted to Zurich under this Agreement, each of the Stockholders owns beneficially and of record, and has full power and authority to convey, free and clear of any Lien or Other Encumbrance, the number of shares of Common Stock set forth opposite the name of such Stockholder in Schedule 3.4 (collectively, the "Stockholder Shares") and, upon delivery of and payment for any such Stockholder Shares as herein provided, Zurich will acquire good title thereto, free and clear of any Lien or Other Encumbrance.

          3.5. Options or Other Rights. Except for the rights granted Zurich under this Agreement, there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement of any kind to purchase or otherwise to receive from any Stockholder any of the Stockholder Shares.


     4. Voting of Company Voting Securities. Each of the Stockholders identified on the signature pages hereto under the heading "Voting Stockholders" shall effect such action as may be necessary to ensure that:

     (a) subject to the receipt of proper notice and the absence of a preliminary or permanent injunction or other final order of any United Stated Federal or state court barring such action, such Stockholder is, as a shareholder, present in person or represented by proxy at all shareholder meetings of the Company relating to the matters referred to in clause (b) below so that all shares of Company Voting Securities which such Stockholder beneficially owns are voted and deemed to be present, in person or by proxy, at all meetings of the shareholders of the Company relating to the matters referred to in clause (b) below so that all Company Voting Securities so beneficially owned may be counted for the purpose of determining the presence of a quorum at such meetings; and

     (b) all Company Voting Securities that are beneficially owned by such Stockholder as of the appropriate record date are voted in favor of (i) the Merger and the Merger Agreement (each, as defined in the Stock Purchase Agreement) and the transactions contemplated thereby, including the Charter Amendment and (ii) the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the issuance and sale of the Shares to Zurich.

     5.   Miscellaneous.

          5.1. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by overnight courier or by certified, registered or express mail, postage prepaid. Any such notice shall be deemed received when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if sent by overnight courier, one day after delivered to the courier or, if mailed, two days after the date of deposit in the United States mails, as follows:


    (i)   If to Zurich to:

          Zurich Insurance Company
          Mythenquai 2
          P.O. Box Ch-8022
          Zurich, Switzerland
          Fax No.:  011 411 202 1063
          Attention:  General Counsel

          with copies to:

          Zurich Center Resource Limited
          One Chase Manhattan Plaza
          New York, New York  10005
          Fax No.:  (212) 898-5002
          Attention: General Counsel


          Willkie Farr & Gallagher
          One Citicorp Center
          153 East 53rd Street
          New York, New York  10022
          Fax No.:  (212) 821-8111
          Attention:  Thomas M. Cerabino, Esq.

    (ii)  If to the Stockholders, to:

          Hugh O. Maclellan, Jr.
          Suite 501
          Provident Building
          One Fountain Square
          Chattanooga, TN  37402
          Telephone: (423)755-8141
          Facsimile: (423)755-1640


          A.S. MacMillan
          Team Resources
          Suite 425
          River Edge One
          5500 Interstate North Parkway
          Atlanta, GA  30328
          Telephone: (770)955-5135
          Facsimile: (770)955-1602

          Charlotte M. Heffner
          3655 Randall Hall, NW
          Atlanta, GA  30327
          Telephone and Facsimile: (404)233-7238


          Kathrina H. Maclellan
          125 Fairy Trail
          Lookout Mountain, Tennessee 37350

          with a copy to:

          King & Spalding
          120 West 45th Street
          New York, NY  10036
          Telephone: (212) 556-2100
          Facsimile: (212) 556-2222
          Attention:  E. William Bates, II

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

          5.2. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto.

          5.3. Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. Any right, waiver, amendment, consent or acknowledgment exercised or exercisable by the Stockholders may be exercised by Hugh O. Maclellan, Jr., Charlotte M. Heffner, Kathrina H. Maclellan and the Foundation (such Stockholders, together with any successors designated by them with notice to Zurich, the "Consenting Stockholders"), acting unanimously together, on behalf of themselves and the other Stockholders; and any right, waiver, amendment, consent or acknowledgment so exercised by the Consenting Stockholders shall be equally binding upon the other Stockholders. Notwithstanding the immediately preceding sentence, no amendment to this Agreement that is approved by the Consenting Stockholders shall be binding on any other Stockholder, without such Stockholder's approval, if such amendment would place any additional restrictions on such Stockholder's ability to sell or transfer his shares of Common Stock. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

          5.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles thereof.

          5.5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and legal representatives.

          5.6. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

          5.7. Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

          5.8. Further Assurances. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

          5.9. Consent to Jurisdiction. Each of the parties hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City of New York in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or Federal court. Each of the parties hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or Federal court. Zurich hereby irrevocably appoints the General Counsel of Zurich Center ReSource Limited (the "Process Agent"), with an office on the date hereof at Zurich Center ReSource Limited, One Chase Manhattan Plaza, New York, New York 10005, as its agent to receive on behalf of Zurich and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Each of the Stockholders hereby irrevocably appoints

E. William Bates, II (the "Stockholder Process Agent"), with an office on the date hereof at King & Spaulding, 120 West 45th Street, New York, New York 10036, as their agent to receive on behalf of the Stockholders and their respective property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Zurich or the Stockholders, as the case may be, in care of the Process Agent or Stockholder Process Agent, as the case may be, at such agent's above address, and Zurich and the Stockholders hereby irrevocably authorize and direct the Process Agent or Stockholder Process Agent, as the case may be, to accept such service on behalf of such party. As an alternative method of service, each of the parties also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified in Section 5.1. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   ZURICH INSURANCE COMPANY



                                   By:_________________________________
                                      Name:
                                      Title:


                                   VOTING STOCKHOLDERS:



                                   ____________________________________
                                   Hugh O. Maclellan



                                   ____________________________________
                                   Kathrina H. Maclellan



                                   ____________________________________
                                   Charlotte M. Heffner


                                   THE MACLELLAN FOUNDATION, INC.



                                   By:_________________________________
                                      Name:
                                      Title:


                                   THE R.J. MACLELLAN TRUST FOR THE
                                   MACLELLAN FOUNDATION, INC.



                                   By:_________________________________
                                      Name:
                                      Title:

                                   THE HELEN M. TIPTON CHARITABLE TRUST



                                   By:  _________________________________
                                        Name:
                                        Title:


                                   THE R.J. MACLELLAN TRUST FOR THE
                                   R.L. MACLELLAN FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:


                                   THE CORA L. MACLELLAN TRUST FOR THE
                                   R.L. MACLELLAN FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:


                                   THE R.J. MACLELLAN TRUST FOR THE
                                   HUGH O. MACLELLAN, SR. FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:


                                   THE CORA L. MACLELLAN TRUST FOR THE
                                   HUGH O. MACLELLAN, SR. FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:

                                   STOCKHOLDERS



                                   ____________________________________
                                   Charlotte F. Maclellan




                                   ____________________________________
                                   Christopher Hugh Maclellan




                                   ____________________________________
                                   Susan Maclellan




                                   ____________________________________
                                   Daniel Owen Maclellan




                                   ____________________________________
                                   Leslie Stophel Maclellan




                                   ____________________________________
                                   Catherine Maclellan Heald




                                   ____________________________________
                                   Daryl Heald




                                   ____________________________________
                                   Nancy Browne Maclellan

                                   ____________________________________

                                   ____________________________________
                                   Richard L. Heffner, Sr.




                                   ____________________________________
                                   Richard L. Heffner, Jr.




                                   ____________________________________
                                   Christina M. Heffner




                                   ____________________________________
                                   Thomas Maclellan Heffner




                                   ____________________________________
                                   Jean B. Tipton




                                   THE R.J. MACLELLAN TRUST FOR THE R.L.
                                   MACLELLAN FAMILY TRUST



                                   By:_________________________________
                                      Name:
                                      Title:

                                   THE R.J. MACLELLAN TRUST FOR THE H.O.
                                   MACLELLAN, SR. FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:




                                   THE CORA L. MACLELLAN TRUST FOR THE R.L.
                                   MACLELLAN FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:




                                   THE CORA L. MACLELLAN TRUST FOR THE H.O.
                                   MACLELLAN, SR. FAMILY



                                   By:_________________________________
                                      Name:
                                      Title:




                                   THE CORA L. MACLELLAN TRUST FOR THE
                                   MACLELLAN FOUNDATION INC.



                                   By:_________________________________
                                      Name:
                                      Title:

                                   CHRISTIAN EDUCATION CHARITABLE TRUST



                                   By:_________________________________
                                      Name:
                                      Title:




                                   THE HUGH AND CHARLOTTE MACLELLAN CHARITABLE
                                   TRUST



                                   By:_________________________________
                                      Name:
                                      Title:




                                   ESTATE OF HUGH O. MACLELLAN, SR.



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST OF C.F. MACLELLAN DATED 6/2/52 FOR THE
                                   PRIMARY BENEFIT OF CHARLOTTE M. HEFFNER



                                   By:_________________________________
                                      Name:
                                      Title:

                                   TRUST OF C.F. MACLELLAN DATED 6/2/52 FOR
                                   H.O. MACLELLAN, JR.



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST OF H.O. MACLELLAN, SR. FOR THE BENEFIT
                                   OF GREAT GRANDCHILDREN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST UNDER THE WILL OF ANNE MACLELLAN
                                   MUNFORD (CEDE & CO.)



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST FOR LARA L. MUNFORD U/A WITH KATHRINA
                                   H. MACLELLAN DATED 8/5/76



                                   By:_________________________________
                                      Name:
                                      Title:

                                   THE CHARITABLE REMAINDER UNITRUST OF
                                   KATHRINA H. MACLELLAN 8/11/76


                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST UAW ROBERT HOWZE MACLELLAN DATED
                                   9/22/88


                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST UAW ROBERT H. MACLELLAN FOR HEATHER
                                   HOWZE MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST UAW ROBERT H. MACLELLAN FOR IAN
                                   LLEWELLYN MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:

                                   TRUST FOR R.L. MACLELLAN AND K.H. MACLELLAN
                                   FOUNDATION U/A FOR MRS. KATHRINA H.
                                   MACLELLAN DATED 1/4/73



                                   By:_________________________________
                                      Name:
                                      Title:




                                   THE SECOND CHARITABLE REMAINDER UNITRUST OF
                                   K.H. MACLELLAN DATED 12/17/87



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST U/A HUGH O. MACLELLAN DATED 12/8/48
                                   FOR HUGH O. MACLELLAN, JR.



                                   By:_________________________________
                                      Name:
                                      Title:

                                   TRUST U/A HUGH O. MACLELLAN, SR. DATED
                                   11/29/66 FOR THE BENEFIT OF CATHERINE H.
                                   MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST U/A HUGH O. MACLELLAN, SR. DATED
                                   7/8/68 FOR THE BENEFIT OF DANIEL O.
                                   MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST U/A HUGH O. MACLELLAN, SR. DATED
                                   3/12/64 FOR THE BENEFIT OF CHRISTOPHER H.
                                   MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   H.O. MACLELLAN, JR. AND SUNTRUST BANK
                                   TRUSTEES U/A H.O. MACLELLAN, SR. FOR THE
                                   BENEFIT OF CATHERINE H. MACLELLAN AND HER
                                   DESCENDANTS DATED 5/29/70



                                   By:_________________________________
                                      Name:
                                      Title:

                                   H.O. MACLELLAN, JR. AND SUNTRUST BANK
                                   TRUSTEES U/A H.O. MACLELLAN, SR. FOR THE
                                   BENEFIT OF DANIEL O. MACLELLAN AND HIS
                                   DESCENDANTS DATED 5/29/70



                                   By:_________________________________
                                      Name:
                                      Title:




                                   H.O. MACLELLAN, JR. AND SUNTRUST BANK
                                   TRUSTEES U/A H.O. MACLELLAN, SR. FOR THE
                                   BENEFIT OF CHRISTOPHER H. MACLELLAN AND HIS
                                   DESCENDANTS DATED 5/29/70



                                   By:_________________________________
                                      Name:
                                      Title:




                                   IRREVOCABLE INSURANCE TRUST OF HUGH O.
                                   MACLELLAN, SR. DATED 1/31/67



                                   By:_________________________________
                                      Name:
                                      Title:



                                   THE H.O. MACLELLAN, SR. CHARITABLE INC.
                                   TRUST DATED 11/29/83 FOR THE BENEFIT OF
                                   ELIZABETH MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:

                                   CHARITABLE INCOME (LEAD) TRUST U/A HUGH O.
                                   MACLELLAN, SR. DATED 12/31/76 FOR THE
                                   BENEFIT OF CHRISTOPHER H. MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CHARITABLE INCOME (LEAD) TRUST U/A HUGH O.
                                   MACLELLAN, SR. DATED 12/31/76 FOR THE
                                   BENEFIT OF CATHERINE H. MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CHARITABLE INCOME (LEAD) TRUST U/A H.O.
                                   MACLELLAN, SR. DATED 12/31/76 FOR THE
                                   BENEFIT OF DANIEL O. MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:

                                   CHARITABLE INCOME (LEAD) TR U/A H.O.
                                   MACLELLAN, SR. DATED 12/31/76 FOR THE
                                   BENEFIT OF ELIZABETH MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   IRREVOCABLE TRUST U/A NANCY B. MACLELLAN
                                   DATED 12/15/83 FOR THE BENEFIT OF ELIZABETH
                                   MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   HUGH O. MACLELLAN JR. CUSTODIAN FOR
                                   ELIZABETH MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CHRISTOPHER HUGH MACLELLAN CUSTODIAN FOR
                                   MORGAN CHRISTOPHER MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:

                                   CHRISTOPHER HUGH MACLELLAN CUSTODIAN FOR
                                   HUGH OWEN MACLELLAN III



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CHRISTOPHER HUGH MACLELLAN CUSTODIAN FOR
                                   ROBERT BROWNE MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:




                                   DANIEL O. MACLELLAN CUSTODIAN FOR JACQUELINE
                                   HANNAH MACLELLAN



                                   By:_________________________________
                                      Name:
                                      Title:

                                   CATHERINE MACLELLAN HEALD CUSTODIAN FOR
                                   FRANCES ANNE HEALD



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CATHERINE MACLELLAN HEALD CUSTODIAN FOR
                                   HALLIE ELIZABETH HEALD



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CATHERINE MACLELLAN HEALD CUSTODIAN FOR
                                   HAMILTON REED HEALD



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST OF HUGH O. MACLELLAN, JR. DATED
                                   1/31/67 FOR THE BENEFIT OF CHILDREN



                                   By:_________________________________
                                      Name:
                                      Title:

                                   H.O. MACLELLAN SENIOR TRUST DATED 9/8/72 FOR
                                   THE BENEFIT OF RICHARD L. HEFFNER, JR.



                                   By:_________________________________
                                      Name:
                                      Title:




                                   H.O. MACLELLAN SENIOR TRUST DATED 9/8/72 FOR
                                   THE BENEFIT OF THOMAS M. HEFFNER



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CHARITABLE INCOME (LEAD) TRUST U/A H.O.
                                   MACLELLAN SENIOR DATED 12/31/76 FOR THE
                                   BENEFIT OF THOMAS MACLELLAN HEFFNER



                                   By:_________________________________
                                      Name:
                                      Title:

                                   CHARITABLE INCOME (LEAD) TRUST U/A H.O.
                                   MACLELLAN SENIOR TRUST DATED 12/31/76 FOR
                                   THE BENEFIT OF RICHARD L. HEFFNER, JR.



                                   By:_________________________________
                                      Name:
                                      Title:




                                   TRUST U/A/ H.O. MACLELLAN SENIOR DATED
                                   12/9/48 FOR THE BENEFIT OF CHARLOTTE M.
                                   HEFFNER.



                                   By:_________________________________
                                      Name:
                                      Title:




                                   CHARLOTTE M. HEFFNER AND RICHARD L. HEFFNER,
                                   SR. TRUSTEES FOR THE BENEFIT OF RICHARD L.
                                   HEFFNER, SR. DATED 1/26/95



                                   By:_________________________________
                                      Name:
                                      Title:

                                   IRREVOCABLE TRUST DATED 12/3/64 OF H.O.
                                   MACLELLAN, SR. FOR THE BENEFIT OF THOMAS
                                   MACLELLAN HEFFNER



                                   By:_________________________________
                                      Name:
                                      Title:



                                   IRREVOCABLE TRUST DATED 6/1/62 OF H.O.
                                   MACLELLAN, SR. FOR THE BENEFIT OF RICHARD L.
                                   HEFFNER, JR.



                                   By:_________________________________
                                      Name:
                                      Title:

                                                                      SCHEDULE A


                                                                                         SHARES
                         FAMILY SHAREHOLDERS                                            OWNED AS
                         -------------------                                            OF 3/4/96
                                                                                        ---------
Suntrust Trust, D. Porter Jr., K.H. Maclellan & R. H.. Maclellan,                         538,345
TTEES UAW R.J. Maclellan for R.L. Maclellan Family Trust (#2151)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R. H. Maclellan,                          116,425
TTEES UAW R.J. Maclellan for R.L. Maclellan Family Trust Inv. Inc.
(#215109)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III,                     522,615
TTEES UAW R.J. Maclellan Tr. for H.O. Maclellan Sr. Fam. (#2152)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III,                     120,675
TTEES UAW R.J. Maclellan Tr. for H.O. Maclellan Sr. Fam. Inv. Inc.
(#215209)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan,                           535,820
TTEES UAW Cora L. Maclellan Tr. For R.L. Maclellan Fam. (#2155)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan,                            97,520
TTEES UAW Cora L. Maclellan Tr. For Maclellan Fam. Inv. Inc.
(#215509)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. Macallie III,                     518,695
TTEES UAW Cora L. Maclellan for H.O. Maclellan Sr. Fam. Tr
(#2156)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. MacCallie III,                     91,110
TTEES UAW Cora L. Maclellan for H.O. Maclellan Sr. Fam. Inv. Inc.
(#215609)

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan,                     3,470,123
TTEES for R.J. Maclellan Trust for the Maclellan Foundation Inc.
(#2150)

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr & K.H. Maclellan,                        34,538
TTEES for Cora L. Maclellan Trust for the Maclellan Foundation Inc.
(#2154)

The Maclellan Foundation Inc.                                                           8,115,514

Christian Education Charitable Trust                                                      711,100

H.O. Maclellan Jr., C.M. Heffner, Henry A. Henegar, Lee S.                                392,706
Anderson, Frank A. Brock, TTEES U/A Dtd 4/23/93, Hugh & Charlotte
Maclellan Charitable Trust

Helen M. Tipton Charitable Trust                                                        1,565,842

Estate of Hugh O. Maclellan Sr.                                                            50,000

Mrs. Charlotte F. Maclellan                                                               390,725

C.M. Heffner, H.O. Maclellan Jr. & US Tr. Co. of FL TTEES UTA                              67,200
Dtd 8/2/52 with C.F. Maclellan for the Primary Benefit of Charlotte M. Heffner

J.P. Gaither, H.O. Maclellan Jr. & C.M. Heffner, TTEES UTA Dtd                             69,000
6/2/52 with C.F. Maclellan for H.O. Maclellan Jr.

Hugh O. Maclellan Jr. & Charlotte M. Heffner Co-TTEES U/A H.O.                             60,000
Maclellan Sr. FBO Great-grandchildren

Mrs. Kathrina H. Maclellan                                                              1,389,344

Trust U/W Anne Maclellan Munford (Cede & Co)                                              585,000

US Trust Company of NY, Successor TTEE for Lara L. Munford U/A                              2,000
with Kathrina H. Maclellan Dtd 8/5/76

US Trust Company as Corporate TTEE Charitable Remainder Unitrust                           50,000
of Kathrina H. Maclellan 8/11/76

Suntrust Trust, Trustee UAW Robert Howze Maclellan Dtd 9/22/88                            259,230
(US-TTEE 249,507; ANB-DTC 19,523)

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW                              2,397
Robert H. Maclellan for Heather Howze Maclellan (ST-Summit)

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW                              2,397
Robert H. Maclellan for Ian Llewellyn Maclellan (ST-Summit)

Trust for R.L. Maclellan & K.H. Maclellan Foundation U/A Mrs.                             45,416
Kathrina H. Maclellan Dtd 1/4/73 (Cede & Co)

K.H. Maclellan & US Trust Company of NY, TTEES for Second                                 27,500
Charitable Remainder Unitrust of K.H. Maclellan Dtd 12/17/81 Their
Successor in Tr. & Assign

Hugh O. Maclellan Jr.                                                                    827,150

Hugh O. Maclellan Jr. & Suntrust Bank TTEES UTA 12/08/48 for                             299,916
Hugh O. Maclellan Jr.

Hugh O. Maclellan Jr. TTEE FBO Catherine H. Maclellan Dtd.                                51,091
11/19/66 UTA H.O. Maclellan Sr.

Hugh O. Maclellan, Jr. TTEE FBO Daniel O. Maclellan Dtd 7/8/68                           51,060
UTA H.O. Maclellan Sr.

Hugh O. Maclellan Jr. TTEE FBO Christopher H. Maclellan UTA                              47,435
H.O. Maclellan Sr.

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,612
Sr. FBO Catherine H. Maclellan & Her Descs, Dtd 5/29/70 (#4629)

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,523
Sr. FBO Daniel O. Maclellan & His Descs Dtd 5/29/70 (#4630)

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,715
Sr. FBO Christopher H. Maclellan & His Descs Dtd 5/29/70 (#4631)

Hugh O. Maclellan Jr. & Charlotte M. Heffner, TTEES for Hugh O.                           1,740
Maclellan Sr. Dtd 1/31/67

C.F. Maclellan, H.O. Maclellan Jr., L.S. Anderson & J.C. Stophel,                       158,190
TTEES of the H.O.M. Sr. Char. Inc. Tr. Dtd 11/29/83 FBO Elizabeth
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Christopher H.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Catherine H.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Daniel O.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,670
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Elizabeth
Maclellan

Hugh O. Maclellan Jr., TTEE UTA Dtd 12/15/83 FBO Elizabeth                                3,320
Maclellan

Hugh O. Maclellan Jr. C/F Elizabeth Maclellan UTUGTMA                                     5,329

Hugh O. Maclellan Jr. C/F Hugh Owen Maclellan III UTUGTMA                                 5,079

Hugh O. Maclellan Jr. C/F Morgan Christopher Maclellan UTUGTMA                            5,079

Christopher Hugh Maclellan (52 + 120, nominee name)                                      44,059

Christopher Hugh Maclellan, Cust. for Morgan Christopher Maclellan                  688

Christopher Hugh Maclellan, Cust. for Hugh Owen Maclellan III                       688

Christopher Hugh Maclellan, Cust. for Robert Browne Maclellan                       688

Susan Maclellan (352 nominee name)                                                3,652

Daniel Owen Maclellan                                                            29,800

Daniel O. Maclellan Cust. for Jacqueline Hannah Maclellan                           688

Leslie Stophel Maclellan (746 nominee name)                                       1,518

Catherine Maclellan Heald                                                        40,617

Catherine Maclellan Heald C/F Frances Anne Heald                                  3,130

Catherine Maclellan Heald C/F Hallie Elizabeth Heald                              2,806

Catherine Maclellan Heald C/F Hamilton Reed Heald                                   688

Daryl Heald                                                                       1,432

Nancy Browne Maclellan                                                           24,964

Nancy B. Maclellan & John P. Gaither, TTEES UTA Hugh O.
Maclellan Jr. Dtd 1/31/67                                                        17,600

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O.
Maclellan Sr. Dtd 9/8/72 FBO Richard L. Heffner Jr.                              74,170

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O.
Maclellan Sr. Dtd 9/8/72 FBO Thomas Maclellan Heffner                            74,170

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Richard L.
Heffner Jr.                                                                     136,665

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Thomas M.
Heffner                                                                         136,670

Charlotte M. Heffner & Suntrust Bank Co-TTEES UTA Hugh O.
Maclellan Sr. 12/09/48 FBO Charlotte M. Heffner                                 294,695

Charlotte M. Heffner and Richard L. Heffner Sr. TTEES FBO Richard
L. Heffner Sr. UA Dtd 1/26/95                                                   300,000

Charlotte M. Heffner                                                            457,455


Richard L. Heffner, Sr.                                                                      9,482

Richard L. Heffner, Jr.                                                                     45,499

Christina M. Heffner                                                                         3,172

Thomas Maclellan Heffner                                                                    42,349

Irrevocable Trust 12/3/64 U/A H.O. Maclellan Sr. FBO Thomas                                 11,675
Maclellan Heffner, R.L. Heffner Sr., Trustee

Irrevocable Trust 6/1/62 U/A H.O. Maclellan Sr. FBO Richard L.                              11,675
Heffner Jr., R.L. Heffner Sr., Trustee

Jean B. (Mrs. Jere) Tipton                                                                  61,000

                                                              TOTAL SHARES              23,967,036

                                                                   SCHEDULE 3.3




NONE

                                                                   SCHEDULE 3.4


                                                                                         SHARES
                         FAMILY SHAREHOLDERS                                            OWNED AS
                         -------------------                                            OF 3/4/96
                                                                                        ---------
Suntrust Trust, D. Porter Jr., K.H. Maclellan & R. H.. Maclellan,                         538,345
TTEES UAW R.J. Maclellan for R.L. Maclellan Family Trust (#2151)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R. H. Maclellan,                          116,425
TTEES UAW R.J. Maclellan for R.L. Maclellan Family Trust Inv. Inc.
(#215109)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III,                     522,615
TTEES UAW R.J. Maclellan Tr. for H.O. Maclellan Sr. Fam. (#2152)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III,                     120,675
TTEES UAW R.J. Maclellan Tr. for H.O. Maclellan Sr. Fam. Inv. Inc.
(#215209)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan,                           535,820
TTEES UAW Cora L. Maclellan Tr. For R.L. Maclellan Fam. (#2155)

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan,                            97,520
TTEES UAW Cora L. Maclellan Tr. For Maclellan Fam. Inv. Inc.
(#215509)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. Macallie III,                     518,695
TTEES UAW Cora L. Maclellan for H.O. Maclellan Sr. Fam. Tr
(#2156)

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. MacCallie III,                     91,110
TTEES UAW Cora L. Maclellan for H.O. Maclellan Sr. Fam. Inv. Inc.
(#215609)

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan,                     3,470,123
TTEES for R.J. Maclellan Trust for the Maclellan Foundation Inc.
(#2150)

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr & K.H. Maclellan,                        34,538
TTEES for Cora L. Maclellan Trust for the Maclellan Foundation Inc.
(#2154)

The Maclellan Foundation Inc.                                                           8,115,514

Christian Education Charitable Trust                                                      711,100

H.O. Maclellan Jr., C.M. Heffner, Henry A. Henegar, Lee S.                                392,706
Anderson, Frank A. Brock, TTEES U/A Dtd 4/23/93, Hugh & Charlotte
Maclellan Charitable Trust

Helen M. Tipton Charitable Trust                                                        1,565,842

Estate of Hugh O. Maclellan Sr.                                                            50,000

Mrs. Charlotte F. Maclellan                                                               390,725

C.M. Heffner, H.O. Maclellan Jr. & US Tr. Co. of FL TTEES UTA                              67,200
Dtd 8/2/52 with C.F. Maclellan for the Primary Benefit of Charlotte M. Heffner

J.P. Gaither, H.O. Maclellan Jr. & C.M. Heffner, TTEES UTA Dtd                             69,000
6/2/52 with C.F. Maclellan for H.O. Maclellan Jr.

Hugh O. Maclellan Jr. & Charlotte M. Heffner Co-TTEES U/A H.O.                             60,000
Maclellan Sr. FBO Great-grandchildren

Mrs. Kathrina H. Maclellan                                                              1,389,344

Trust U/W Anne Maclellan Munford (Cede & Co)                                              585,000

US Trust Company of NY, Successor TTEE for Lara L. Munford U/A                              2,000
with Kathrina H. Maclellan Dtd 8/5/76

US Trust Company as Corporate TTEE Charitable Remainder Unitrust                           50,000
of Kathrina H. Maclellan 8/11/76

Suntrust Trust, Trustee UAW Robert Howze Maclellan Dtd 9/22/88                            259,230
(US-TTEE 249,507; ANB-DTC 19,523)

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW                              2,397
Robert H. Maclellan for Heather Howze Maclellan (ST-Summit)

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW                              2,397
Robert H. Maclellan for Ian Llewellyn Maclellan (ST-Summit)

Trust for R.L. Maclellan & K.H. Maclellan Foundation U/A Mrs.                             45,416
Kathrina H. Maclellan Dtd 1/4/73 (Cede & Co)

K.H. Maclellan & US Trust Company of NY, TTEES for Second                                 27,500
Charitable Remainder Unitrust of K.H. Maclellan Dtd 12/17/81 Their
Successor in Tr. & Assign

Hugh O. Maclellan Jr.                                                                    827,150

Hugh O. Maclellan Jr. & Suntrust Bank TTEES UTA 12/08/48 for                             299,916
Hugh O. Maclellan Jr.

Hugh O. Maclellan Jr. TTEE FBO Catherine H. Maclellan Dtd.                                51,091
11/19/66 UTA H.O. Maclellan Sr.

Hugh O. Maclellan, Jr. TTEE FBO Daniel O. Maclellan Dtd 7/8/68                           51,060
UTA H.O. Maclellan Sr.

Hugh O. Maclellan Jr. TTEE FBO Christopher H. Maclellan UTA                              47,435
H.O. Maclellan Sr.

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,612
Sr. FBO Catherine H. Maclellan & Her Descs, Dtd 5/29/70 (#4629)

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,523
Sr. FBO Daniel O. Maclellan & His Descs Dtd 5/29/70 (#4630)

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan                       100,715
Sr. FBO Christopher H. Maclellan & His Descs Dtd 5/29/70 (#4631)

Hugh O. Maclellan Jr. & Charlotte M. Heffner, TTEES for Hugh O.                           1,740
Maclellan Sr. Dtd 1/31/67

C.F. Maclellan, H.O. Maclellan Jr., L.S. Anderson & J.C. Stophel,                       158,190
TTEES of the H.O.M. Sr. Char. Inc. Tr. Dtd 11/29/83 FBO Elizabeth
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Christopher H.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Catherine H.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,665
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Daniel O.
Maclellan

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,                         136,670
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Elizabeth
Maclellan

Hugh O. Maclellan Jr., TTEE UTA Dtd 12/15/83 FBO Elizabeth                                3,320
Maclellan

Hugh O. Maclellan Jr. C/F Elizabeth Maclellan UTUGTMA                                     5,329

Hugh O. Maclellan Jr. C/F Hugh Owen Maclellan III UTUGTMA                                 5,079

Hugh O. Maclellan Jr. C/F Morgan Christopher Maclellan UTUGTMA                            5,079

Christopher Hugh Maclellan (52 + 120, nominee name)                                      44,059

Christopher Hugh Maclellan, Cust. for Morgan Christopher Maclellan                  688

Christopher Hugh Maclellan, Cust. for Hugh Owen Maclellan III                       688

Christopher Hugh Maclellan, Cust. for Robert Browne Maclellan                       688

Susan Maclellan (352 nominee name)                                                3,652

Daniel Owen Maclellan                                                            29,800

Daniel O. Maclellan Cust. for Jacqueline Hannah Maclellan                           688

Leslie Stophel Maclellan (746 nominee name)                                       1,518

Catherine Maclellan Heald                                                        40,617

Catherine Maclellan Heald C/F Frances Anne Heald                                  3,130

Catherine Maclellan Heald C/F Hallie Elizabeth Heald                              2,806

Catherine Maclellan Heald C/F Hamilton Reed Heald                                   688

Daryl Heald                                                                       1,432

Nancy Browne Maclellan                                                           24,964

Nancy B. Maclellan & John P. Gaither, TTEES UTA Hugh O.
Maclellan Jr. Dtd 1/31/67                                                        17,600

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O.
Maclellan Sr. Dtd 9/8/72 FBO Richard L. Heffner Jr.                              74,170

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O.
Maclellan Sr. Dtd 9/8/72 FBO Thomas Maclellan Heffner                            74,170

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Richard L.
Heffner Jr.                                                                     136,665

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel,
TTEES UTA H.O. Maclellan Sr. Dtd 12/31/76 FBO Thomas M.
Heffner                                                                         136,670

Charlotte M. Heffner & Suntrust Bank Co-TTEES UTA Hugh O.
Maclellan Sr. 12/09/48 FBO Charlotte M. Heffner                                 294,695

Charlotte M. Heffner and Richard L. Heffner Sr. TTEES FBO Richard
L. Heffner Sr. UA Dtd 1/26/95                                                   300,000

Charlotte M. Heffner                                                            457,455


Richard L. Heffner, Sr.                                                                      9,482

Richard L. Heffner, Jr.                                                                     45,499

Christina M. Heffner                                                                         3,172

Thomas Maclellan Heffner                                                                    42,349

Irrevocable Trust 12/3/64 U/A H.O. Maclellan Sr. FBO Thomas                                 11,675
Maclellan Heffner, R.L. Heffner Sr., Trustee

Irrevocable Trust 6/1/62 U/A H.O. Maclellan Sr. FBO Richard L.                              11,675
Heffner Jr., R.L. Heffner Sr., Trustee

Jean B. (Mrs. Jere) Tipton                                                                  61,000

                                                              TOTAL SHARES              23,967,036

                                                                     EXHIBIT 5
                                                                     ---------


                     [FORM OF OPINION OF COMPANY COUNSEL]



        1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite power and authority under such law to own or lease and operate its properties and to carry on its business as now conducted. The Company is duly qualified or licensed to do business as a foreign corporation in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires it to so qualify or be licensed, except where the failure to so qualify or be licensed or be in good standing would not have a Material Adverse Effect. The Company has the corporate power and authority to execute, deliver and perform the Stock Purchase Agreement and the Ancillary Agreements, and to issue, sell and deliver the Shares.

        2. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Stock Purchase Agreement and the Ancillary Agreements, the performance of all obligations of the Company thereunder and the authorization, issuance, sale and delivery of the Shares has been taken. The Stock Purchase Agreement and the Ancillary Agreements have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

        3. The execution and delivery by the Company of the Stock Purchase Agreement and the Ancillary Agreements, the performance by the Company of its obligations thereunder and the issuance, sale and delivery of the Shares, will not violate any provision of (i) the Certificate of Incorporation or the By-laws of the Company or (ii) any law or any order of any court or other agency of government, or, to the best of our knowledge conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any indenture, agreement or other instrument by which the Company or any of its properties or assets is bound, or, to the best of our knowledge result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company, except for violations, conflicts, breaches or defaults which are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

        4. The Shares, when issued, sold and delivered in accordance with the terms of the Stock Purchase Agreement for the consideration expressed therein, will be duly authorized, validly issued, fully paid and nonassessable.

        5. Except as set forth in the Relationship Agreement, the issuance, sale and delivery of the Shares is not subject to any preemptive right of stockholders of the Company arising under law or the Certificate of Incorporation or By-laws of the Company or, to the best of our knowledge, to any contractual right of first refusal or other right in favor of any person.

        6. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, agency or body or any other person on the part of the Company not already obtained or made is required in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement and the Ancillary Agreements, except for such consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings which if not obtained or made, as the case may be, are not reasonably likely to have a Material Adverse Effect.

        7.  The Company has elected not to be governed by the provisions of
Section 203 of the Delaware General Corporation Law and such election is effective as of the date of the Stock Purchase Agreement and such Section 203
(a) is not applicable to the transactions contemplated by the Stock Purchase Agreement and by the Ancillary Agreements and (b) will not be applicable to any future transaction between the Company, on the one hand, and the Purchaser and/or any of its affiliates, on the other hand.

        Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Common Stock Purchase Agreement, dated as of May [ ], 1996, between Provident Companies, Inc. and Zurich Insurance Company (the "Stock Purchase Agreement").

                                                                  EXHIBIT 6
                                                                  ---------



                   [FORM OF OPINION OF PURCHASER'S COUNSEL]


        1. The Purchaser is a corporation duly organized and validly existing under the laws of Switzerland.

        2. The Purchaser has full power and authority to enter into the Stock Purchase Agreement and the Ancillary Agreements. Each of the Stock Purchase Agreement and the Ancillary Agreements constitutes the valid and the legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

        3. No consent, approval, order of authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, agency or body or any other person on the part of the Purchaser not already obtained or made is required in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement and the Ancillary Agreements, except for such consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings, which if not obtained or made, as the case may be, are not reasonably likely to impair in any material respect the ability of the Purchaser to perform any of its obligations or agreements under the Stock Purchase Agreement or the Ancillary Agreements or to consummate the transactions contemplated thereby.

        Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Common Stock Purchase Agreement, dated as of May [___], 1996, between Provident Companies, Inc. and Zurich Insurance Company (the "Stock Purchase Agreement").